As filed with the Securities and Exchange Commission on February 22, 2008

File No. 333-68872

811-03488

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 15	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 110	☒

(Check appropriate box or boxes.)

Phoenix Life Variable Accumulation Account

(f/k/a Phoenix Home Life Variable Accumulation Account)

(Exact Name of Registrant)

Phoenix Life Insurance Company

(f/k/a Phoenix Home Life Mutual Insurance Company)

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor’s Telephone Number, including Area Code)

John H. Beers, Esq.

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate space):

on May 1, 2007 pursuant to paragraph (b) of Rule 485

☒ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on ____________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Deferred variable Annuity Contracts.

Phoenix Investor’s Edge®

Phoenix Life Variable Accumulation Account

Issued by: Phoenix Life Insurance Company (“Phoenix”)

PROSPECTUS	May 1, 2008

This prospectus describes a fixed and variable accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of fixed variable and investment options. You may allocate premium payments and contract value to one or more of the investment options of the Phoenix Life Variable Accumulation Account (“Separate Account”) and the Guaranteed Interest Account (“GIA”). The assets of each investment option will be used to purchase, at net asset value, shares of a series in the following designated funds.

AIM Variable Insurance Funds – Series I Shares

❖	AIM V.I. Capital Appreciation Fund
❖	AIM V.I. Core Equity Fund [1]
❖	AIM V.I. Mid Cap Core Equity Fund [1]

The Alger American Fund – Class O Shares

❖	Alger American Leveraged AllCap Portfolio [1]

DWS Scudder Investments VIT Funds – Class A

❖	DWS Equity 500 Index VIP

Federated Insurance Series

❖	Federated Fund for U.S. Government Securities II
❖	Federated High Income Bond Fund II – Primary Shares

Fidelity® Variable Insurance Products – Service Class

❖	Fidelity VIP Contrafund® Portfolio
❖	Fidelity VIP Growth Opportunities Portfolio
❖	Fidelity VIP Growth Portfolio
❖	Fidelity VIP Investment Grade Bond Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

❖	Franklin Flex Cap Growth Securities Fund
❖	Franklin Income Securities Fund
❖	Mutual Shares Securities Fund
❖	Templeton Developing Markets Securities Fund
❖	Templeton Foreign Securities Fund
❖	Templeton Global Asset Allocation Fund [2]
❖	Templeton Growth Securities Fund

Lazard Retirement Series – Service Shares

❖	Lazard Retirement Small Cap Portfolio [1]

Lord Abbett Series Fund, Inc. – Class VC

❖	Lord Abbett Bond-Debenture Portfolio
❖	Lord Abbett Growth and Income Portfolio
❖	Lord Abbett Mid-Cap Value Portfolio

Neuberger Berman Advisers Management Trust – Class S

❖	Neuberger Berman AMT Fasciano Portfolio
❖	Neuberger Berman AMT Guardian Portfolio

Oppenheimer Variable Account Funds – Service Shares

❖	Oppenheimer Capital Appreciation Fund/VA
❖	Oppenheimer Global Securities Fund/VA
❖	Oppenheimer Main Street Small Cap Fund/VA

The Phoenix Edge Series Fund

❖	Phoenix Capital Growth Series
❖	Phoenix Growth and Income Series
❖	Phoenix Mid-Cap Growth Series
❖	Phoenix Money Market Series
❖	Phoenix Multi-Sector Fixed Income Series
❖	Phoenix Multi-Sector Short Term Bond Series
❖	Phoenix Strategic Allocation Series
❖	Phoenix-Aberdeen International Series
❖	Phoenix-Alger Small-Cap Growth Series
❖	Phoenix-Duff & Phelps Real Estate Securities Series
❖	Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
❖	Phoenix-S&P Dynamic Asset Allocation Series: Growth
❖	Phoenix-S&P Dynamic Asset Allocation Series: Moderate
❖	Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
❖	Phoenix-Sanford Bernstein Mid-Cap Value Series
❖	Phoenix-Sanford Bernstein Small-Cap Value Series
❖	Phoenix-Van Kampen Comstock Series
❖	Phoenix-Van Kampen Equity 500 Index Series

PIMCO Variable Insurance Trust – Advisor Class

❖	PIMCO VIT CommodityRealReturnTM Strategy Portfolio
❖	PIMCO VIT Real Return Portfolio
❖	PIMCO VIT Total Return Portfolio

Sentinel Variable Products Trust

❖	Sentinel Variable Products Balanced Fund
❖	Sentinel Variable Products Bond Fund
❖	Sentinel Variable Products Common Stock Fund
❖	Sentinel Variable Products Mid Cap Growth Fund
❖	Sentinel Variable Products Small Company Fund

The Rydex Variable Trust

❖	Rydex Variable Trust Inverse Government Long Bond Strategy Fund [1]
❖	Rydex Variable Trust Nova Fund [1]
❖	Rydex Variable Trust Sector Rotation Fund [1]

The Universal Institutional Funds, Inc. – Class II Shares

❖	Van Kampen UIF Equity and Income Portfolio

Wanger Advisors Trust

❖	Wanger International Select
❖	Wanger International Small Cap
❖	Wanger Select
❖	Wanger U.S. Smaller Companies

1Closed to new investment on May 1, 2006. 2Closed to new investment on October 29, 2001. See Appendix A for additional information.

The contract is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The contract may go down in value.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Replacing any existing contract with this contract may not be to your advantage. You should carefully compare this contract with your existing one and you must also determine if the replacement will result in any tax liability.

This prospectus provides information that you should know before investing. Keep this prospectus for future reference. A Statement of Additional Information (“SAI”) dated May 1, 2008, is incorporated by reference and has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents of the SAI is available on the last page of this prospectus. If you have any questions, please contact:

* Phoenix Life Insurance Company	( Tel. 800/541-0171
Annuity Operations Division PO Box 8027 Boston, MA 02266-8027

Glossary of Special Terms

Most of the terms used throughout this prospectus are described within the text where they appear. Certain terms marked by italics when they first appear are defined below.

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the maturity date and amounts held under Annuity Payment Option L.

Accumulation Unit Value: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Annuitant(s)/Joint Annuitant: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Annuity Unit Value: On the first valuation date selected by us, we set all annuity unit values in each investment option of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the investment option on the immediately preceding valuation date multiplied by the net investment factor for that investment option for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

Contract Date: The date that the initial premium payment is invested under a contract.

Contract Owner (owner, you, your): Usually the person or entity to whom we issue the contract.

Contract Value: Prior to the maturity date, the sum of all accumulation units held in the investment options of the Separate Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) Section 403(b)) with loans, the contract value is the sum of all accumulation units held in the investment options of the Account and the value held in the GIA plus the value held in the Loan Security Account, and less any Loan Debt.

Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there is more than one owner, on the earliest death of any of the owners.

Fixed Payment Annuity: An annuity providing payments with a fixed dollar amount after the first payment is made.

Maturity Date: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the first contract anniversary and no later than the annuitant’s 95th birthday or ten years from the contract date, unless we agree otherwise. The election is subject to certain conditions described in “The Annuity Period.” If more than one annuitant, the primary annuitant’s age will be used to determine that maturity date.

Minimum Guaranteed Interest Rate: The minimum interest rate credited to amounts held in the GIA. This rate will never be less than the statutory required minimum interest rate under applicable state insurance law.

Minimum Initial Payment: The amount that you pay when you purchase a contract. We require minimum initial premium payments of:

❖	Nonqualified plans—$10,000
❖	Bank draft program—$50
❖	Qualified plans—$2,000

Net Asset Value: Net asset value of a series’ shares is computed by dividing the value of the net assets of the series’ by the total number of the series’ outstanding shares.

Phoenix (our, us, we, company): Phoenix Life Insurance Company.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and Phoenix is open for business.

Summary of Expenses

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. There are no additional fees, other than the contract fees set forth below, charged at the time you purchase this contract.

CONTRACT OWNER TRANSACTION EXPENSES

Deferred Surrender Charge (as a percentage of amount surrendered:

Complete Premium Payment Year 0	8%
Complete Premium Payment Year 1	7%
Complete Premium Payment Year 2	6%
Complete Premium Payment Years 3+	None
Transfer Charge [1]
Current	None
Maximum	$20
Complete Premium Payment Year 0	8%
Complete Premium Payment Year 1	7%
Complete Premium Payment Year 2	7%
Complete Premium Payment Year 3	6%
Complete Premium Payment Years 4+	None
Transfer Charge [1]
Current	None
Maximum	$20

For contracts issued prior to May 1, 2008 and for all contracts issued in states where the deferred surrender charge below is not yet available, this table describes the fees and expenses that you will pay at the time you surrender the contract or transfer value between the investment options. State premium taxes may also be deducted.

For contracts issued on and after May 1, 2008, subject to state approval, this table describes the fees and expenses that you will pay at the time that you surrender the contract or transfer value between the investment options. State premium taxes may also be deducted.

[1]	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Transfer Charge.”

ANNUAL ADMINISTRATIVE CHARGE

Current	$35
Maximum[1]	$35

MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average account value)

Death Benefit Option 1 – Return of Premium

Mortality and Expense Risk Fee	1.525%
Daily Administrative Fee	.125%

Total Annual Separate Account Expenses	1.650%

Death Benefit Option 2 – Annual Step-up

Mortality and Expense Risk Fee	1.675%
Daily Administrative Fee	.125%

Total Annual Separate Account Expenses	1.800%

Death Benefit Option 3 – Relief Amount 2

Mortality and Expense Risk Fee	1.825%
Daily Administrative Fee	.125%

Total Annual Separate Account Expenses	1.950%

This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses.

[1]	This charge is deducted annually on the contract anniversary, on a pro rata basis from each investment option in which you have an interest. See “Deductions and Charges.”

[2]	This death benefit option is subject to state approval. See “Payment Upon Death After Maturity.” Additionally, this death benefit option was not available after May 1, 2007.

Optional Benefit Fees

This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses, if you elect an optional benefit. These fees are charged in addition to the annual Separate Account Expenses.

Only one of the following guaranteed minimum benefit options can be elected. Consult with your financial advisor as to whether the GMAB, the GMIB or the GMWB fits your particular needs.

GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) FEE[1] (as a percentage of the greater of the Guaranteed Amount[4] or Contract Value)
Current	0.50%
Maximum	1.00%

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) FEE[2] (as a percentage of the greater of the Guaranteed Annuitization Value[4] or Contract Value)
Current	0.60%
Maximum	1.00%

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) FEE3

GMWB 2007 Effective January 16, 2007

(as a percentage of the greater of the Benefit Base4 and Contract Value)

Single Life Option
Current	0.75%
Maximum	1.50%

Spousal Life Option
Current	0.95%
Maximum	1.50%

New York GMWB 5/New York GMWB 7 Fee3

New York GMWB 5/New York GMWB 7 Effective May 1, 2008

(as a percentage of the greater of the Benefit Amount4 and Contract Value)

GMWB 5 – 5% Withdrawal Limit
Current	%

Maximum	1.00%

GMWB 7 – 7% Withdrawal Limit
Current	%

Maximum	1.00%

Version I Fee3

Version I Available Prior to January 16, 2007

(as a percentage of the greater of the Benefit Amount4 and Contract Value)

GMWB 5 – 5% Withdrawal Limit
Current	0.35%
Maximum	1.00%

GMWB 7 – 7% Withdrawal Limit
Current	0.50%
Maximum	1.00%

Lifetime GMWB – 5% Withdrawal Limit
Current	0.60%
Maximum	1.00%

Lifetime GMWB for 2 - Spousal Continuation – 5% Withdrawal Limit
Current	0.70%
Maximum	1.00%

[1]

The Guaranteed Minimum Accumulation Benefit fee is deducted annually on the contract anniversary, only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See “Optional Benefits.”

[2]

The Guaranteed Minimum Income Benefit fee is deducted annually on the contract anniversary only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See “Optional Benefits.”

[3]

The Guaranteed Minimum Withdrawal Benefit fee is deducted annually on the contract anniversary only if the benefit is elected. The fee will vary depending on which Version and option within a Version you elect. After January 16, 2007, only GMWB 2007 is available unless the contract is a New York contract and the owner is age 54 or younger at the time the rider is issued. Only New York GMWB 5/New York GMWB 7 is available for New York contracts where the owner is age 54 and younger. For GMWB 2007, the current fee applies at the time you elect the benefit. The fee percentage may be subject to increases after election, but will not exceed the maximum charge of 1.50%. For Version I and New York GMWB 5/New York GMWB 7 the fee percentage is locked in at the time you elect the benefit. The fee charged at the time you elect the Optional Reset may be higher or lower than when you first elected Version I or New York GMWB 5/New York GMWB 7. The fee, however, will not exceed the maximum charge of 1.00%. See “Optional Benefits.”

4	For more information about how this amount is determined, see “Optional Benefits.”

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2007, charged by the funds that you may pay indirectly during the time that you own the contract. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution fees, distribution and/or 12b-1 fees, and other expenses.

Total Annual Fund Operating Expenses

	Minimum	Maximum

Gross Total Annual Fund Operating Expenses	%	-%

Net Total Annual Fund Operating Expenses[1]	%	%

1	Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2009. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

EXPENSE EXAMPLES

These examples will help you compare the cost of investing in the contract if you elect GMWB 2007 -Spousal Life Option. These elections will result in the highest total cost of investing in this contract.

If you surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

Death Benefit Option 1

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

Death Benefit Option 2

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

Death Benefit Option 3[1]

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

If you do not surrender your contract at the end of the applicable time period, your maximum costs would be:

Death Benefit Option 1

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

Death Benefit Option 2

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

Death Benefit Option 3[1]

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, maximum of all applicable riders and benefit fees, and the maximum fund fees and expenses that were charged for the year ended 12/31/07.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds and that you have allocated all of your contract value to the fund with the maximum total fees and expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table to the left.

[1]	This death benefit option was not available after May 1, 2007.

Contract Summary

This prospectus contains information about the material rights and features of the annuity contract that you should understand before investing. This summary describes the general provisions of the annuity contract.

Overview

It’s designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan, and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see “Purchase of Contracts.”

The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds, and the owner assumes the risk of gain or loss according to the performance of the underlying funds. while investments in the GIA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that at maturity date the contract value will equal or exceed payments made under the contract.

For more information, see “The Variable Investment Options” and “GIA.”

You also select a death benefit option that is suitable to your financial objectives. The death benefit options differ in how the death benefit is calculated and in the amount of the mortality and expense risk fee. Certain age restrictions may apply to each death benefit option. For more information, see “The Accumulation Period—Payment Upon Death Before the Maturity Date” and “Taxation of Annuities in General—Nonqualified Plans” and “Taxation of Annuities in General—Qualified Plans.”

Investment Features

Flexible Premium Payments

❖	Other than the minimum initial payment, there are no required premium payments.

❖	You may make premium payments anytime until the maturity date.

❖	You can vary the amount and frequency of your premium payments.

Minimum Premium Payment

❖	Generally, the minimum initial premium payment is $2,000 for a qualified plan and $10,000 for nonqualified plans. For more information, see “Purchase of Contracts.”

Allocation of Premiums and Contract Value

❖	Premium payments are invested in one or more of the investment options and the GIA. Each investment options, sometimes referred to as an investment option in supplemental materials, invests directly in a professionally managed fund.

❖	Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. For more information, refer to “GIA,” “Internet, Interactive Voice Response and Telephone Transfers,” and “Market Timing and Other Disruptive Trading.”

❖	The contract value allocated to the investment options varies with the investment performance of the funds and is not guaranteed.

❖	The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. For contracts issued prior to March 31, 2003, the Minimum Guaranteed Interest Rate is equal to 3%. For contracts issued on or after March 31, 2003, and subject to state insurance department approval, the Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1% and 3%).

❖	For contracts issued on or after March 31, 2003, payments and transfers to the GIA are subject to the maximum GIA percentage. The maximum GIA percentage is the maximum amount of a premium payment or total contract value that can be allocated to the GIA. The maximum amount is expressed as a percentage and that percentage will never be less than 5%.

❖	If you purchase a contract with the Guaranteed Minimum Accumulation Benefit (“GMAB”) or the Guaranteed Minimum Withdrawal Benefit (“GMWB”), you must also elect an asset allocation or strategic program through which to allocate your premiums and Contract Value. If you purchase a contract without GMAB or GMWB, participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs” under “The Accumulation Period.”

❖	You may elect an asset allocation or strategic program through which to allocate your premiums and contract value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs” under “The Accumulation Period.”

Withdrawals

❖	You may partially or fully surrender the contract at anytime for its contract value less any applicable surrender charge and premium tax.

❖	Each year you may withdraw part of your contract value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. For more information, see “Deductions and Charges—Surrender Charges.”

❖	Withdrawals may be subject to a 10% penalty tax. For more information, see “Federal Income Taxes—Penalty Tax on Certain Surrenders and Withdrawals.”

❖	Prior to the maturity date, contract owners who have elected the Guaranteed Minimum Income Benefit Rider (“GMIB”), may request partial withdrawals to be made either pro rata from all investment options and the GIA or from a specific investment option.

Deductions and Charges

From the Contract Value

❖	Annual Administrative Charge—currently, $35 each year. For more information, see “Deductions and Charges.”

❖	Guaranteed Minimum Accumulation Benefit Fee—for contracts issued on or after October 11, 2004, the fee equals 0.50%, multiplied by the greater of the guaranteed amount and contract value on the date the fee is deducted. For more information, see “Deductions and Charges.”

❖	Guaranteed Minimum Income Benefit Rider Fee—for contracts issued before September 8, 2003, the fee equals 0.40% multiplied by the guaranteed annuitization value on the date the fee is deducted. For contracts issued on or after September 8, 2003, the fee equals 0.60% multiplied by the guaranteed annuitization value on the date the fee is deducted. For contracts issued on or after July 18, 2005, the fee equals 0.60% multiplied by the greater of the guaranteed annuitization value or contract value on the date the fee is deducted. For more information, see “Deductions and Charges.”

❖	Guaranteed Minimum Withdrawal Benefit fee—the fee percentage will vary depending on when you elect GMWB and which Version, and option within a Version, of GMWB you elect. We have offered different GMWB riders at different times. The amount of the fee and the way the fee is calculated depends on the particular rider attached to your contract. For more information about the different GMWB fees, see “Deductions and Charges” below.

Surrender Charges—may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time. If we impose a surrender charge, it is deducted from amounts withdrawn. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. No surrender charges are taken upon the death of the owner before the maturity date. A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:

Contracts issued prior to May 1, 2008 and for all contracts issued in states where the deferred surrender charge below is not yet available:

Percent	8%	7%	6%	0%
Complete Premium Payment Years	0	1	2	3+

Contracts issued on and after May 1, 2008, subject to state approval:

Percent	8%	7%	7%	6%	0%
Complete Premium Payment Years	0	1	2	3	4+

❖	Taxes—from the contract value upon premium payment or commencement of annuity payments.

•	PHL will reimburse itself for such taxes upon the remittance to the applicable state.

❖	Transfer Charge—currently, there is no transfer charge; however, we reserve the right to charge up to $20 per transfer after the first 12 transfers each contract year. For more information, see “Deductions and Charges.”

From the Separate Account

❖	Daily administrative fee—currently, 0.125% annually. For more information, see “Deductions and Charges.”

❖	Mortality and expense risk fee—varies based on the death benefit option selected. For more information, see “Deductions and Charges.”

Other Charges or Deductions

In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

Death Benefit

The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected.

Death Benefit Options

The contract currently offers two death benefit options. However prior to May 1, 2007, three death benefit options were offered. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain death benefit options.

For more information, see “The Accumulation Period—Payment Upon Death Before Maturity Date.”

Additional Information

Free Look Period

You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within ten days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive the contract value in cash. However, if applicable state law requires, we will return the original premium payments paid less any withdrawals.

For more information, see “Free Look Period.”

Termination

If on any valuation date the total contract value equals zero, the contract will immediately terminate without value.

Financial Highlights

Financial highlights give the historical value for a single unit of each of the available investment options and the number of units outstanding at the end of each of the past ten years, or since the investment option began operations, if less. These tables are highlights only.

More information, including the Separate Account and Company financial statements, is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.

There are different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix C.

Financial Statements

The financial statements of Phoenix Life Variable Accumulation Account as of December 31, 2007, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

Performance History

We may include the performance history of the investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract and surrender charges except for taxes (which may vary by state). See the SAI for more information.

The Variable Accumulation Annuity

The individual deferred variable accumulation annuity contract (the “contract”) issued by Phoenix is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than Phoenix. To the extent that premium payments are not allocated to the GIA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the investment options. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Separate Account and monthly annuity payments will vary in accordance with the investment experience of the variable investment options selected. However, a fixed annuity may be elected, in which case the amounts held under a Contract will be transferred to the General Account of Phoenix and Phoenix will guarantee specified monthly annuity payments.

Phoenix and the Separate Account

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company incorporated May 1, 1851, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by “demutualizing” pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company (“Phoenix”). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation.

Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06103-2899. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

On June 21, 1982, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of Phoenix.

On July 1, 1992, the Separate Account’s domicile was transferred to New York. Under New York law and the contracts, all income, gains or losses whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains or losses of Phoenix. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that Phoenix may conduct. The Separate Account has several investment options that invest in underlying mutual funds. Obligations under the contracts are obligations of Phoenix Life Insurance Company.

Contributions to the GIA are not invested in the Separate Account; rather, they become part of the general account of Phoenix (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more information, see “GIA.”

The Variable Investment Options

You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by writing to our Annuity Operations Division or calling us at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees

The company and the principal underwriter for the contracts have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds under which the company and the principal underwriter for the contracts receive payments in connection with our provision of administrative, marketing or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the company and the principal underwriter for the contracts incur in promoting, issuing, distributing and administering the contracts. The company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the company. The amount of the fee that an underlying fund and its affiliates pay the company and/or the company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as party of its total annual operating expenses

GIA

Note: Currently, if you elect GMAB or GMWB, you cannot transfer or allocate premiums and Contract Values to the GIA. Your premiums must be allocated in accordance to an asset allocation or strategic program. We may remove this restriction at any time in the future, e.g., if you participate in an Enhanced Dollar Cost Averaging Program.

In addition to the Separate Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

Prior to the Maturity Date, you may make transfers into or out of the GIA subject to the GIA restrictions described in this section. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the contract value in the GIA as of the date of the transfer. Also, the contract value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

❖	Year One: 25% of the total value
❖	Year Two: 33% of remaining value
❖	Year Three: 50% of remaining value
❖	Year Four: 100% of remaining value

This transfer restriction schedule does not apply to transfers from the GIA as a result of termination of an Enhanced Dollar Cost Averaging Program prior to the end of the period

Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA Restrictions

For contracts issued on or after March 31, 2003, contracts will be subject to a Maximum GIA Percentage contained in the contract that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of contract value. If you elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit, you may not allocate premiums or transfer values to the GIA. These restrictions are subject to state insurance department approval.

Deductions and Charges

Annual Administrative Charge

We deduct an annual administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

The maximum annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options and GIA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

Daily Administrative Fee

We make a daily deduction from the contract value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA.)

Guaranteed Minimum Accumulation Benefit Fee

If the Guaranteed Minimum Accumulation Benefit rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary during the ten year term. If this benefit terminates on the contract anniversary prior to the end of the term for any reason other than death or annuitization, the entire fee will be deducted. If this benefit terminates on any other day prior to the end of the term for any reason other than death or annuitization, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total contract value with each investment option bearing a pro rata share of such fee based on the proportionate contract value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The fee percentage is locked in at the time you elect this benefit. Currently, the fee is equal to 0.50%, multiplied by the greater of the guaranteed amount and contract value on the day that the fee is deducted. However, we reserve the right to charge up to 1.00%, multiplied by the greater of the guaranteed amount and contract value on the day that the fee is deducted.

If you elect the Guaranteed Minimum Accumulation Benefit, you will be unable to elect either the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Income Benefit Rider Fee

For contracts issued before September 8, 2003, the fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. For contracts issued on or after September 8, 2003, and subject to state insurance department approval, the fee for this rider is equal to 0.60% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. For contracts issued on or after July 18, 2005, and subject to state insurance department approval, the fee for this rider is equal to 0.60% multiplied by the greater of the guaranteed annuitization value and the contract value on the date the rider fee is deducted.

The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a pro rated portion of the fee will be deducted. The rider fee will be deducted from the total contract value with each investment option and GIA bearing a pro rata share of such fee based on the proportionate contract value of each investment option and GIA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The maximum fee percentage is 1.000% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. The fee percentage is locked in at the time you elect this benefit. Currently the fee percentage for this rider is equal to 0.600% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted.

If you elect the Guaranteed Minimum Income Benefit, you will be unable to elect either the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit Fee

If the Guaranteed Minimum Withdrawal Benefit rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The fee percentage will vary depending on when you elect GMWB and which Version, and option within a Version, of GMWB you elect.

For GMWB 2007 (issued on or after January 16, 2007), the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The current fee percentages are listed below:

GMWB 2007 – Effective January 16, 2007
Single Life Option	Spousal Life Option
0.75%	0.95%

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.50%.

New York GMWB 5/New York GMWB 7 (available as of May 1, 2008 for New York contracts where the owner is age 54 or less at the time the rider is issued)—the fee is equal to a stated percentage multiplied by the greater of Benefit Amount and Contract Value on the date the fee is deducted. The current fee percentages are listed below:

New York GMWB 5/New York GMWB 7 Effective May 1, 2008
GMWB 5 5% Withdrawal Limit	GMWB 7 7% Withdrawal Limit
0.35%	0.50%

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.00%. The fee percentage for this rider is locked in on the date that this rider is added to the contract.

For Version I (issued prior to January 16, 2007), the fee percentage will vary depending on which one of the four available GMWB versions you elect. The fee is equal to a stated percentage multiplied by the greater of Benefit Amount and Contract Value on the date the fee is deducted. The current fee percentages are listed below:

Version I – Prior to January 16, 2007
GMWB 5 5% Withdrawal Limit	GMWB 7 7% Withdrawal Limit
0.35%	0.50%
Lifetime GMWB 5% Withdrawal Limit	Lifetime GMWB for 2 Spousal Continuation 5% Withdrawal Limit
0.60%	0.70%

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.00%. The fee percentage is locked in on the date that this rider is added to the contract.

If you elect the Guaranteed Minimum Withdrawal Benefit, you will be unable to elect either the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Mortality and Expense Risk Fee

We make a daily deduction from each investment option for the mortality and expense risk fee. The charge is assessed against the daily net assets of the investment options and varies based on the death benefit option you selected. The charge under each death benefit option is equal to the following percentages on an annual basis:

Death Benefit Option 1 – Return of Premium	Death Benefit Option 2 – Annual Step-up	Death Benefit Option 3 – Relief Amount[1]
1.525%	1.675%	1.825%
[1]	This death benefit option was not available after May 1, 2007.

Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies, the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

No mortality and expense risk fee is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

Surrender Charges

A surrender charge may apply to partial withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount of a surrender charge depends on the period of time your premium payments are held under the contract. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. These are contingent charges because they are paid only if you surrender your contract. They are contingent charges because they are paid only if you surrender your contract within the surrender period. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for one year. Also, no surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see “Annuity Payment Options.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the contract value. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Unused free withdrawal percentage amounts do not accumulate.

The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

Contracts issued prior to May 1, 2008 and for all contracts issued in states where the deferred surrender charge below is not yet available:

Percent	8%	7%	6%	0%
Complete Premium Payment Years	0	1	2	3+

Contracts issued on and after May 1, 2008, subject to state approval:

Percent	8%	7%	7%	6%	0%
Complete Premium Payment Years	0	1	2	3	4+

Amounts deducted to pay partial withdrawals are subject to a surrender charge. A surrender charge will be deducted from the affected investment options and GIA on a pro rata basis. If you request a net withdrawal of a specified amount, we will deduct the surrender charges from the remaining Contract Value. This will result in an additional surrender charge when a net withdrawal is requested. If you request a gross withdrawal of a specified amount, we will deduct the surrender charges from the amount requested.

Any distribution costs not paid for by surrender charges will be paid by Phoenix from the assets of the General Account.

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as premium payment tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and taxes, see “Appendix B.”

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operations of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge

Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Fees, Credits and Excess Interest for Eligible Groups

We may reduce or eliminate the mortality and expense risk fee or the withdrawal charge, or credit excess interest when sales of the contracts are made to certain eligible groups that result in savings of sales expenses. We will consider the following characteristics:

(1)	the size and type of the group of individuals to whom the contract is offered;

(2)	the amount of anticipated purchase payments;

(3)	whether there is a preexisting relationship with the company such as being an employee of the company or its affiliates and their spouses; or to employees or agents who retire from the company or its affiliates or Phoenix Equity Planning Corporation (“PEPCO”), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4)	internal transfers from other contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate.

Any reduction or elimination of the mortality and expense risk fee or withdrawal charge or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Other Charges

As compensation for investment management services, the advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

The Accumulation Period

The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

Accumulation Units

An Accumulation Unit is used to calculate the value of a contract. Each investment option has a corresponding Accumulation Unit Value. Additional premium payments allocated to investment options are used to purchase accumulation units of the investment options(s), at the value of such units next determined after the receipt of the premium payment at our Annuity Operations Division. The number of accumulation units of an investment option purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that investment option next determined after receipt of the premium payment. The value of the accumulation units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values

On any date before the maturity date of the contract, the total value of the accumulation units in an investment option can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts

Generally, we require minimum initial premium payments of:

❖	Nonqualified plans—$10,000

❖	Bank draft program—$50
•

You may authorize your bank to draw $50 or more from your personal checking account monthly to purchase units in any available investment option or for deposit in the GIA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial premium payment is $50. Each subsequent premium payment under a contract must be at least $50.

❖	Qualified plans—$2,000

The initial payment is due and payable before the contract becomes effective. We require minimum subsequent premium payments of $500, except as described above for bank draft program.

The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.

Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned. You may request us to hold your premium payment after the five day period while the application is completed and within two days after completion we will apply your premium payment. Please note that prior to the completion of your application or order form, we will hold the premium in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division.

Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see “Optional Benefits.”

Premium payments received under the contract will be allocated in any combination to any investment option or the GIA in the proportion you elect upon receipt. Changes in the allocation of premium payments will be effective as of receipt by us of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

For certain eligible groups, we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)	the makeup and size of the prospective group;
(2)	the method and frequency of premium payments; and
(3)	the amount of compensation to be paid to registered representatives on each premium payment.

Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

For contracts issued on or after March 31, 2003, payments to the GIA are subject to the Maximum GIA Percentage.

Additional Programs

You may elect any of the additional programs described below at no charge. If you purchase a contract with GMAB or GMWB, you must also elect an asset allocation or strategic program on the Contract Date. Otherwise you may elect any of the programs at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently, offer the following programs: Franklin Templeton Founding Investment Strategy, Franklin Templeton Perspectives Asset Allocation Model, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix-S&P Dynamic Asset Allocation Series* which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

*“S&P,” “S&P 500,” “SPDR,” “Standard & Poor’s” and “Standard & Poor’s Depositary Receipts” are registered trademarks of The McGraw-Hill Companies, Inc.

Selecting a Program and Option

If you purchase a contract without GMAB or GMWB, participation in a program is not required. If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Main Administrative Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

Program Required for GMAB and GMWB

If you purchase a contract with GMAB or GMWB, you must select one of the approved programs through which to allocate your premium payments and Contract Values. When you participate in a program 100% of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and option within that program.

You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another as well as to any modified or new programs or options the Company may make available. Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMAB or GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMAB or GMWB if it already terminated. If a program is eliminated while GMAB or GMWB are in effect, you will receive notice of such elimination, and you must choose, in consultation with your registered representative, among the other programs and options available at that time. Otherwise, GMAB or GMWB will terminate without value.

The following programs are currently available:

❖	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and contract value are allocated to the three subaccounts as listed below. On a monthly basis, we will rebalance the contract value allocated to the three subaccounts back to the original allocation percentages in each subaccount.

•	Franklin Income Securities Fund – 34%

•	Mutual Shares Securities Fund – 33%

•	Templeton Growth Securities Fund – 33%

❖	Franklin Templeton Perspectives Allocation Model

Through the Franklin Templeton Perspectives Allocation Model, premium payments and contract value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the contract value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Flex Cap Growth Securities Fund – 34%
•	Mutual Shares Securities Fund – 33%
•	Templeton Growth Securities Fund – 33%

❖	Phoenix-Ibbotson Strategic Asset Allocation

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

•	Conservative Portfolio

•	Moderately Conservative Portfolio

•	Moderate Portfolio

•	Moderately Aggressive Portfolio

•	Aggressive Portfolio

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (contract value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program prior to September 10, 2007, on an annual basis, we will rebalance the Contract Value allocated to the investment options back to the original percentages. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the contract value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

❖	Phoenix-S&P Dynamic Asset Allocation Series

The Phoenix-S&P Dynamic Asset Allocation Series are “funds of funds” that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:

•	Phoenix-S&P Dynamic Asset Allocation Series: Moderate

•	Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth

•	Phoenix-S&P Dynamic Asset Allocation Series: Growth

•	Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth

If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this contract.

Asset Rebalancing Program

The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA . We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. You may start or discontinue this program at any time by submitting a written request or calling our Annuity Operations Division. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, we reserve the right not to allow the election of the Asset Rebalancing Program while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the investment options from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. Values may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. There is no charge for participating in this program.

Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program. Except as described below, we reserve the right not to allow the election of the Dollar Cost Averaging Program while the Asset Rebalancing Program is in effect.

The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market.

For contracts issued on or after March 31, 2003, transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

We may at different times offer additional or multiple Dollar Cost Averaging Programs. We may modify, suspend, or terminate the Dollar Cost Averaging Program or offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the investment options under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the investment options under an Enhanced Dollar Cost Averaging Program can only be transferred to the investment options and will not be subject to the Maximum GIA Percentage.

You may cancel an Enhanced Dollar Cost Averaging Program at any time. If you choose to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period, the interest rate that will apply to the amounts you have allocated to your program, less any applicable contract charges, will not be affected by the early termination. Instead, the interest rate that will apply is the rate that had been in effect for the program period you elected at the time you made the election. If you cancel your program before the end of the period you originally elected, you will not earn program interest following the valuation date on which your program terminates.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect to participate in either the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and

2.	Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

Interest Investment Program

We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option, MVA and GIA bearing a pro rata share. Withdrawals from the MVA may be subject to a market value adjustment.

The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date. There is no charge for participating in this program.

Optional Benefits

For an additional charge, you may elect one of the optional benefits described below. Generally you must elect a benefit on the Contract Date unless otherwise stated. If we allow you to elect a benefit after the Contract Date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the Contract Date.

Your ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen.

If you decide to elect any of the optional benefits you should carefully review their provisions to be sure the benefit is something that you want. You may wish to review these with your financial advisor.

Guaranteed Minimum Accumulation Benefit (“GMAB”)

The GMAB is available with contracts issued on or after October 11, 2004 and provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a ten year term. Currently, we only allow you to elect this rider on the Contract Date. This rider may be terminated at any time by request.

A fee for this benefit is deducted on each contract anniversary during the ten year term. See “Deductions and Charges.”

The benefit is available if each owner and Annuitant are less than 81 years old on the date that this rider is added to the Contract (the “rider date”).

The GMAB is available only if you allocate your premiums to an approved asset allocation or strategic program and if you remain fully invested through an asset allocation or strategic program for the term of the benefit. See “Asset Allocation and Strategic Programs” above.

Guaranteed Amount

The guaranteed amount is equal to the guaranteed amount base multiplied by Guaranteed Amount Factor 1. The guaranteed amount base is equal to (A) plus (B) minus (C), where:

A =	the contract value on the rider date.

B =	100% of each subsequent purchase payment paid to the contract during the first year of the 10-year period beginning on the rider date (the “term”).

C =	pro rata adjustment for withdrawals from the contract during the term. The adjustment for each withdrawal is calculated by multiplying the guaranteed amount base prior to the withdrawal by the ratio of the amount withdrawn (including any applicable withdrawal fees) to the contract value immediately prior to the withdrawal.

Currently, Guaranteed Amount Factors 1 and 2 are equal to 1.05.

Additional Amount

If on the last day of the term:

•	the contract value is less than the guaranteed amount base; we will add an additional amount to the contract value equal to the difference between the contract value and the guaranteed amount.

•

the contract value is greater than or equal to the guaranteed amount base, we will add an additional amount to the contract value equal to the guaranteed amount base multiplied by the difference between the Guaranteed Amount Factor 2 and 1.00.

•

the contract annuitizes, the death of an owner or annuitant occurs or a full surrender is made; the contract value will reflect any additional amount prior to the payment of any annuity, death or full surrender benefits. Note: no additional amount will be paid if any of the above occurs prior to the end of the term.

If on any day following the rider date, any portion of the contract value is no longer invested according to an asset allocation model or strategic program established and maintained by us for this benefit, the benefit will terminate and no additional amount will be added to the contract value.

Benefit Termination

This benefit will terminate at the end of the term or upon the occurrence of any of the following:

•	the date that any portion of the contract value is not invested according to an asset allocation or strategic program established and maintained by us for the benefit;

•	the date that a full surrender is made;

•	the date of the first death of an owner unless the surviving spouse elects spousal continuation of the contract and benefit;

•	the contract annuitizes; or

•	the termination of the contract.

If the benefit terminates for any of the above reasons prior to the end of the term, an additional amount will not be paid.

Guaranteed Minimum Income Benefit Rider (“GMIB”)

This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract (“rider date”) or the contract anniversary following the older annuitant’s 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reach age 60. While the benefit is available, you can exercise it, upon written notice only, within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older Annuitant’s 90th birthday.

A fee for this benefit is deducted on each contract anniversary only if the benefit is selected. See “Deductions and Charges” above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

Guaranteed Annuitization Value

On and before the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday for contracts issued prior to July 18, 2005), the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

A =	the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled “Effective Annual Rate”) starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

B =	the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

C =	the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

D =	any tax that may be due.

After the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday for contracts issued prior to July 18, 2005), the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

A =	the guaranteed annuitization value on the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday for contracts issued prior to July 18, 2005).

B =	the sum of premium payments made after the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday for contracts issued prior to July 18, 2005).

C =

the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday for contracts issued prior to July 18, 2005).

D =	any tax that may be due.

Guaranteed Annuitization Value Reduction

(Contracts issued prior to July 18, 2005)

A Guaranteed Annuitization Value Reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in Contract Value as a result of the withdrawal.

Guaranteed Annuitization Value Reduction

(Contracts issued after July 18, 2005)

A Guaranteed Annuitization Value Reduction is an amount determined for each withdrawal that occurs on or after initial election of the GMIB rider. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those excess withdrawals will reduce the Guaranteed Annuitization Value by the ratio of each withdrawal to the Contract Value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the Guaranteed Annuitization Value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the Contract Value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your Contract Value is reduced as a result of the withdrawal.

The Guaranteed Annuitization Value Reduction is equal to the sum of A and B where:

A =	the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and

B =	(a) multiplied by (b), where:

(a) =	the Guaranteed Annuitization Value immediately prior to the withdrawal less the value determined in “A” above;

(b) =	1 minus the result of (c) divided by (d), where:

(c) =	the Contract Value after the withdrawal, and

(d) =	the Contract Value before the withdrawal less the value determined in “A” above.

Effective Annual Rate

On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.	each date we process a premium payment.
2.	each date we process a transfer.
3.	each date we process a withdrawal.

Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.	each date we process a premium payment.
2.	each date we process a transfer.
3.	each date we process a withdrawal.
4.	each contract anniversary.

Termination of This Rider

You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.	the 30th day after the last contract anniversary that occurs after the older Annuitant’s 90th birthday;
2.	the termination of the contract to which this rider is attached;
3.	the date a death benefit becomes payable under the contract to which this rider is attached;
4.	the date annuity payments commence under the contract to which this rider is attached; and
5.	the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB Annuity Payment Options

Under this rider, you may only elect one of the following annuity payment options:

GMIB Option A - Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

GMIB Option B - Non-Refund Life Annuity: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

GMIB Option D - Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

GMIB Option F - Joint and Survivorship Life Annuity with 10-Year Period Certain: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of ten years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than ten years on the date the benefit is exercised.

Payment Upon Death After Maturity Date

If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

Important Information regarding the GMIB

While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

❖	The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

❖	The GMIB is irrevocable once elected.

❖	You may not change any annuitant or joint annuitant while the GMIB is in effect.

❖	The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

❖	You should consult with a qualified financial advisor if you are considering the GMIB.

❖	The GMIB is only available if approved in your state and if we offer it for use with the contract.

Guaranteed Minimum Withdrawal Benefit (“GMWB”)

A Guaranteed Minimum Withdrawal Benefit is available with the contract as an optional rider. If you are applying for a New York contract, the age of the owner will determine which of two riders is available. The GMWB riders guarantee a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. You will not lose the guarantee if you don’t make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals, income taxes, tax penalties and surrender charges may apply. A fee for this benefit is deducted on each contract anniversary. See the “Optional Benefit Fees” chart and refer to “Deductions and Charges” above.

Currently, we allow you to elect GMWB only on the Contract Date. We may remove this restriction in the future.

Asset Allocation or Strategic Program Requirement

If you purchase GMWB, you must select one of the approved programs through which to allocate your premium payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may switch your current program or option to another, as well as to any modified or new programs or options the Company may make available. We reserve the right to restrict availability of investment options.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. You may only make the above referenced changes annually within a 30-day period surrounding your contract anniversary (15 days prior and 15 days following). If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

Various GMWB riders have been available with the contract at different times. When reading the descriptions below, be sure to review the information about the rider available at the time you purchased your contract.

GMWB 2007 (issued on or after January 16, 2007 for contracts except contracts issued in New York where the owner is age 54 or younger on the rider date)

GMWB 2007 guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the Annual Benefit Amount, until the first death of any Covered Person if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.

Important Terms and Conditions regarding GMWB 2007

❖	Benefit Eligibility Date

The Benefit Eligibility Date represents the date when your lifetime Annual Benefit Amount is available to you.

The Benefit Eligibility Date when the for Single Life Option is in effect is the later of the date that this rider is added to the contract (the “rider date”) and the contract anniversary on or following the date the youngest Covered Person attains age 60.

The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the rider date or the contract anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a) the contract anniversary following the spouse’s date of death, and (b) the contract anniversary on or following the surviving spouse attaining age 65.

❖	Covered Person

The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

Single Life Option

Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all Annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

Spousal Life Option

Covered Persons must be two legal spouses under Federal law. If there is only one designated owner, the Covered Persons must be the owner and the owner’s spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners, or ownership by a non-natural person. The rider terminates upon the last death of the Covered Persons.

❖	Annual Benefit Amount

If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value reduces to zero, the Annual Benefit Amount represents the annual lifetime amount we will pay.

Prior to the Benefit Eligibility Date, the Annual Benefit Amount is set equal to zero. On and after the Benefit Eligibility Date, the Annual Benefit Amount equals 5% of the Benefit Base. The Annual Benefit Amount is recalculated whenever the Benefit Base is recalculated, as specified below. The Annual Benefit Amount may never be less than zero.

❖	Benefit Base

The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. On the rider date, the Benefit Base is equal to the Contract Value. Thereafter, the Benefit Base may be increased by an applicable Roll-Up, or Automatic Step-Up, or subsequent premium payments. The Benefit Base may be reduced by withdrawals. The Benefit Base may never exceed $5,000,000.

Subsequent Premium Payments

When a subsequent premium is received, the Benefit Base is equals the current Benefit Base plus the premium payment amount.

Withdrawals Prior to Benefit Eligibility Date

Prior to the Benefit Eligibility Date, withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements (as defined by the Internal Revenue Code), will reduce the Benefit Base in the same proportion as the Contract Value is reduced. Surrender charges may also be assessed if the withdrawal is made within the surrender charge period.

Withdrawals On or After Benefit Eligibility Date

On or after the Benefit Eligibility Date, withdrawals may cause the Benefit Base to be reduced, depending on the amount of the withdrawal.

•	If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

•

If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.

•	Withdrawals taken to meet the Required Minimum Distribution requirement will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

Roll-Up

For contracts issued before February 11, 2008, on each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by 5.0% of the Benefit Base on the prior contract anniversary. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

For contracts issued on and after February 11, 2008, except in the State of New York, on each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by 6.5% of the Benefit Base on the prior contract anniversary. Any Roll-Up occurs prior to any Automatic Step-Up, as described below.

Automatic Step-Up

On each contract anniversary after the rider date, the Contract Value and Benefit Base are compared. If the Contract Value is greater than the current Benefit Base, we will automatically step-up the Benefit Base to equal the Contract Value. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage of 1.50%. If there is an increase in the fee percentage, we will notify you at least 30 days prior to the contract anniversary. You can decline the increase by contacting us no later than seven days prior to the contract anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After we receive your request for reactivation, the Automatic Step-up will resume on the following contract anniversary and the fee percentage effective at that time will apply.

❖	Contract Value Reduced to Zero

When the Contract Value is reduced to zero, the contract terminates and all rights under the contract and the rider terminate other than as described below.

We will pay you an amount per year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for the Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

If the Contract Value is reduced to zero before the Benefit Eligibility Date, we will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to 5% of the Benefit Base at the time the Contract Value reduces to zero. Monthly Payments, however, will not commence until one month after the Benefit Eligibility Date.

If the Contract Value is reduced to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value reduces to zero.

Payments under the Single Life Option cover only one life, and will continue until the first death of the Covered Person(s). All Covered Persons must be living on the date we make the first payment.

Payments under the Spousal Life Option cover two spousal lives, and will continue until the last death of the Covered Persons. Under the Spousal Life Option at least one of the Covered Persons must be living on the date we make the first payment.

❖	Cancellation

You may cancel this rider at anytime in writing in a form acceptable to us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed for the contract year. Past rider fees will not be refunded.

❖	Termination of Benefit

In addition to cancellation due to your proper written request, and termination due to the Contract Value and the Benefit Base reaching zero,this benefit will terminate without value on the occurrence of any of the following events:

❖	the date of first death of the Covered Person(s) for the Single Life Option, or the date of last death of the Covered Persons for the Spousal Life Option;

❖	the date there is a change of contract owner(s) (or Covered Person if the contract owner is a non-natural person);

❖	the date annuity payments commence under an Annuity Payment Option as described in the contract; or

❖	the date any investment restriction is violated.

New York GMWB 5/New York GMWB 7 (effective May 1, 2008 for New York contracts where the owner is age 54 or younger on the rider date)

New York GMWB 5/New York GMWB 7 provides a Guaranteed Minimum Withdrawal Benefit that guarantees amounts payable to you if you meet the conditions of the rider. When you apply for the rider you elect aWithdrawal Limit Percentage, either 5% or 7%, which affects the amount available as payments under the rider. The election of this percentage cannot be changed after we issue the rider unless you elect an Optional Reset, as described below. Currently, we allow election of the rider only at contract issue.

Please see Appendix D for numerical examples of how the benefit works.

Important Terms and Conditions regarding New York GMWB 5 and New York GMWB 7

❖	Benefit Amount

The Benefit Amount is used in determining the Withdrawal Limit, Benefit Payment and Benefit Payment Duration. It is not used in calculating the surrender value or other values or benefits under the Contract.

We calculate the Benefit Amount on the rider date. Unless the rider is issued as a result of an Optional Reset, the Benefit Amount is equal to the Contract Value on the rider date multiplied by the Benefit Amount Percentage. Currently, the Benefit Amount Percentage is 105% for newly issued riders and 100% for riders issued as a result of an Optional Reset. The Benefit Amount will change as a result of subsequent premium payments, withdrawals, or an Optional Reset as described below.

Effect of Subsequent Premium Payments on Benefit Amount

We recalculate the Benefit Amount after each subsequent premium payment. The new Benefit Amount is equal to the current

Benefit Amount plus the Benefit Amount Percentage multiplied by the subsequent premium payment. The new Benefit Amount (calculated as a result of a subsequent premium payment) will never exceed the Contract Value on the rider date plus all subsequent premium payments less all withdrawals made after the rider date, multiplied by the Benefit Amount Percentage.

Effect of Withdrawals on Benefit Amount

We recalculate the Benefit Amount as a result of each withdrawal. The effect of a withdrawal on the Benefit Amount depends on whether the total withdrawals in a rider year are less than or equal to the Withdrawal Limit, or are greater than the Withdrawal Limit.

If total withdrawals in a rider year are less than or equal to the Withdrawal Limit, the Benefit Amount will be reduced by the amount of the withdrawal and the result is the new Benefit Amount.

If total withdrawals in a rider year are greater than the Withdrawal Limit, the effect of a withdrawal on the Benefit Amount then depends on the level of Contract Value in relation to the Benefit Amount. If, before the withdrawal, the Contract Value is less than the Benefit Amount, the new Benefit Amount is the Contract Value reduced by the amount of the withdrawal. If, before the withdrawal, the Contract Value is greater than or equal to the Benefit Amount, that Benefit Amount is reduced by the amount of the withdrawal to become the new Benefit Amount.

Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

❖	Withdrawal Limit

You elect either the 5% Withdrawal Limit Percentage (New York GMWB 5) or the 7% Withdrawal Limit Percentage (New York GMWB 7) on the rider date and cannot change this election except as a result of an Optional Reset as described below. The Withdrawal Limit is calculated on the rider date and is equal to the initial Benefit Amount multiplied by the Withdrawal Limit Percentage you elected. The Withdrawal Limit will change as a result of subsequent premium payments, withdrawals, or an Optional Reset as described below. Additionally, as described below, the Withdrawal Limit affects whether a surrender charge applies to withdrawals from the Contract in excess of the free withdrawal amount.

Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

Effect of Subsequent Premium Payments on Withdrawal Limit

We reset the Withdrawal Limit after each subsequent premium payment. The new Withdrawal Limit is equal to the greater of the current Withdrawal Limit and the Withdrawal Limit Percentage multiplied by the Benefit Amount after the subsequent premium payment.

Effect of Withdrawals on Withdrawal Limit We reset the Withdrawal Limit after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the new Benefit Amount. The Withdrawal Limit may never be less than zero.

Effect of Withdrawal Limit on Surrender Charges If the sum of all withdrawals in any given rider year does not exceed the Withdrawal Limit, no surrender charge will be deducted, even if these withdrawals exceed the free withdrawal amount. If the free withdrawal amount is less than the Withdrawal Limit, withdrawals in excess of the Withdrawal Limit will be subject to a surrender charge.

Optional Reset

The purpose of an Optional Reset is to lock in a higher Benefit Amount, which may increase the Withdrawal Limit and lengthen the period of time over which withdrawals and payments can be taken. Locking in a higher Benefit Amount increases your total future guaranteed withdrawals or payments. You may elect an Optional Reset on the fifth rider anniversary or any rider anniversary thereafter where the Contract Value is greater than the Benefit Amount so long as we are then offering this GMWB on new issues of the contract. You must notify us within 30 days after the rider anniversary that you wish to elect the Optional Reset. You should note that different GMWB riders may have different charges and benefits.

If you elect the Optional Reset, we will terminate the existing rider and issue a new rider. At that time, you may elect a different version of the GMWB as long as it is being offered for new business and you meet all of the issue age, ownership and beneficiary requirements.

Contract Value Reduced to Zero

If the Contract Value is reduced to zero, we will set the contract’s maturity date to that date, the contract terminates and all rights under the contract and the rider terminate other than as described below. If the Benefit Amount is greater than zero on the date the Contract Value reaches zero, the rider provides a monthly Benefit Payment under the GMWB Specified Period Certain Payment Option. Under this option, we will pay you monthly fixed annuity payments for the number of months it will take us to return the Benefit Amount in effect on the date the Contract Value reaches zero. The amount of the Benefit Payment is one twelfth of the Withdrawal Limit on the date the Contract Value is reduced to zero.

The Benefit Payments will begin one month following the date the Contract Value is reduced to zero. Subsequent payments will be made on the same date each month. Payments may not be commuted or accelerated.

The length of time over which we will make Benefit Payments is called the Benefit Payment Duration. The Benefit Payment Duration is equal to (A) divided by (B), rounded to the next highest whole number, where:

A =	the Benefit Amount on the date the Contract Value is reduced to zero; and
B =	the amount of the Benefit Payment.

You should know that if the Benefit Amount is zero on the day the Contract Value is reduced to zero, no Benefit Payments will be made.

Upon the death of the last surviving owner (or Annuitant, if the owner is a non-natural person), we will pay any remaining Benefit Payments to the beneficiary. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of Benefit Payments.

Benefit Termination

You may not terminate this rider by request. However, this benefit will terminate without value when any of the following events occurs:

❖	the ownership of the contract changes for any reason; or

❖	annuity payments under an Annuity Option provided by the Contract are commenced; or

❖	the contract terminates; or

❖	you elect the Optional Reset, if available; or

❖	you surrender of the contract; or

❖	the owner (or Annuitant, if the owner is a non-natural person) dies unless the contract is continued by a surviving spouse; or

❖	you transfer any portion of the Contract Value outside an asset allocation program required for use with the rider; or

❖	the Contract Value and Benefit Amount have been reduced to zero.

Version I (issued prior to January 16, 2007)

Version I, issued prior to January 16, 2007, provides a Guaranteed Minimum Withdrawal Benefit that guarantees at least the return of your Contract Value on the date that this rider is added to the contract plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. The Benefit Amount Percentage is currently 105%. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, you must annuitize your contract under one of the GMWB Annuity Payment Options described below to receive the benefits provided by this rider.

Version I offers four options: GMWB 5, GMWB 7, Lifetime GMWB and Lifetime GMWB for 2 - Spousal Continuation (“Lifetime GMWB for 2”). GMWB 5 and GMWB 7 are non-lifetime withdrawal benefits; Lifetime GMWB and Lifetime GMWB for 2 are lifetime withdrawal benefits. Version I guarantees withdrawals or payments each year equal to the Withdrawal Limit until we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. In addition, if you elect Lifetime GMWB and the owner is alive after we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the death of the owner. If you elect Lifetime GMWB for 2 and the owner and/or beneficiary is alive after we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the later of the death of the owner and beneficiary.

You elect one option of the GMWB on the rider date and this election is irrevocable except as provided in the Optional Reset provision described below. Currently, we only allow you to elect this rider on the Contract Date. Version I cannot be terminated except as described below.

This rider is subject to the following issue age, ownership, and beneficiary limitations, subject to state regulations.

For the GMWB 5 and GMWB 7 options, for nonqualified plans, the base contract minimum and maximum issue ages apply to this rider. For qualified plans, the base contract minimum issue age applies to this rider and the maximum issue age is 80.

For the Lifetime GMWB option, there can be only one owner, and the owner must be a natural person. For nonqualified plans, the base contract maximum issue age applies to this rider and the minimum issue age is 60. For qualified plans, the minimum issue age is 60 and the maximum issue age is 80.

For the Lifetime GMWB for 2 option, there may be one or two owners and both must be natural persons. If there is one owner, the spouse must be sole beneficiary and eligible for spousal continuation of contract. If there are two owners, they must be spouses and eligible for spousal continuation of contract; the same two individuals must be the beneficiaries. For nonqualified plans, the minimum issue age is 65 for the owner and beneficiary and the base contract maximum issue age applies to this rider. For qualified plans, the minimum issue age is 65 for the owner and beneficiary and the maximum issue age is 80 for the owner and beneficiary.

Benefit Amount

The Benefit Amount is the amount available for withdrawals or payments and is established for the sole purpose of determining the Withdrawal Limit, Benefit Payment and Benefit Payment Duration. It is not used in calculating the surrender value or other values or benefits.

The Benefit Amount is calculated on the rider date. If the rider is not issued as a result of an Optional Reset, the Benefit Amount is equal to the Contract Value on the rider date multiplied by the Benefit Amount Percentage. The Benefit Amount will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

The Benefit Amount is recalculated after each subsequent premium payment. The new Benefit Amount is equal to the current Benefit Amount plus the Benefit Amount Percentage multiplied by the subsequent premium payment. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, the new Benefit Amount (calculated as a result of a subsequent premium payment) will never be greater than the Contract Value on the rider date plus total subsequent premium payments less total withdrawals made after the rider date, multiplied by the Benefit Amount Percentage.

The Benefit Amount is recalculated after each withdrawal. If the Contract Value before the withdrawal is greater than or equal to the Benefit Amount before the withdrawal, the new Benefit Amount is equal to the Benefit Amount before the withdrawal less the amount of the withdrawal. If the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal, then the new Benefit Amount is equal to the Contract Value after the withdrawal. The Benefit Amount may never be less than zero.

Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

Withdrawal Limit

The Withdrawal Limit is calculated on the rider date and is equal to the initial Benefit Amount multiplied by the Withdrawal Limit Percentage, currently 7% for GMWB 7 and 5% for GMWB 5, Lifetime GMWB and Lifetime GMWB for 2. The Withdrawal Limit will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

If the sum of all withdrawals in any given rider year does not exceed the Withdrawal Limit, no surrender charge will be deducted, even if such withdrawals exceed the free withdrawal amount. If the free withdrawal amount is less than the Withdrawal Limit, withdrawals in excess of the Withdrawal Limit will be subject to a surrender charge.

Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:

The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to (A) multiplied by (B), added to (C), where:

(A) =	Withdrawal Limit Percentage;

(B) =	Benefit Amount Percentage multiplied by the premium payment; and

(C) =	current Withdrawal Limit.

The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero. If the Benefit Amount is reduced to zero, then the Withdrawal Limit is equal to zero.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:

The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to the greater of the current Withdrawal Limit and the Withdrawal Limit Percentage multiplied by the Benefit Amount after the subsequent premium payment.

The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero.

Optional Reset

The purpose of an Optional Reset is to lock in a higher Benefit Amount, which may increase the Withdrawal Limit and lengthen the period of time over which withdrawals and payments can be taken. Locking in a higher Benefit Amount increases your total future guaranteed withdrawals or payments.

If you have Lifetime GMWB or Lifetime GMWB for 2, you may elect an Optional Reset on the first rider anniversary or any subsequent rider anniversary where the Contract Value is greater than the Benefit Amount. If you have GMWB 5 or GMWB 7, you may elect an Optional Reset on the fifth rider anniversary or any rider anniversary thereafter where the Contract Value is greater than the Benefit Amount.

If you elect the Optional Reset, we will terminate the existing rider and issue a new rider. At that time, you will be given the opportunity to change to a different version of the GMWB if you meet all of the issue age, ownership and beneficiary requirements. You must notify us within 30 days after the rider anniversary that you wish to elect the Optional Reset.

As a result of an Optional Reset, we will set the Benefit Amount equal to the Contract Value on the date of the reset. In addition, we will set the Withdrawal Limit equal to the Withdrawal Limit Percentage (under the new rider) multiplied by the Benefit Amount. We will also reset the Benefit Amount Percentage and the GMWB Fee Percentage to the then current percentages we are offering for new issues of the rider on the date of the reset. The GMWB Fee Percentage will never exceed the maximum charge of 1.000%.

We reserve the right to prohibit the Optional Reset if we no longer offer GMWB as an additional option on new issues of the contract.

Contract Value Reduced to Zero

If the Contract Value is reduced to zero, you will begin receiving monthly payments one month following the date the Contract Value is reduced to zero as described below. Subsequent payments will be made on the same date each month as the first payment. Payments may not be commuted or accelerated. Once you begin receiving monthly payments you will be prohibited from making any further premium payments, withdrawals, transfers, surrenders, or commencing annuity payments under an Annuity Payment Option as described in the contract. In addition, you will be prohibited from electing the Optional Reset or any other optional riders previously available under your contract.

The Benefit Payment is the amount of each monthly payment we will make to you after your Contract Value has been reduced to zero. The Benefit Payment is calculated on the date the Contract Value is reduced to zero. The Benefit Payment is equal to one twelfth of the Withdrawal Limit on the date the Contract Value is reduced to zero.

The Benefit Payment Duration is the number of months it will take for us to return the Benefit Amount remaining on the date the Contract Value is reduced to zero. The Benefit Payment Duration is equal to (A) divided by (B), rounded to the next highest whole number, where:

A =	the Benefit Amount on the date the Contract Value is reduced to zero; and
B =	the amount of the Benefit Payment.

The Benefit Payment Duration may be zero, if (A) above is equal to zero.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:

You will receive monthly payments equal to the Benefit Payment for the Benefit Payment Duration. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly payments. Except to the extent required under Federal income tax laws, the total annual payments will not exceed the Withdrawal Limit on the date the Contract Value was reduced to zero. Monthly payments made under this rider shall be considered withdrawals from the contract under Federal income tax law, and shall be subject to the same requirements as any other withdrawal. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract may need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:

❖	We will set the Maturity Date equal to the date the Contract Value is reduced to zero.

❖	If you have GMWB 5 or GMWB 7 and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below.

❖	If you have Lifetime GMWB and the original owner is alive, you will receive fixed annuity payments under the GMWB Life with Period Certain Payment Option described below.

❖	If you have Lifetime GMWB and the original owner is not alive (but the beneficiary has elected to continue the contract under spousal continuation) and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below.

❖	If you have Lifetime GMWB for 2, you will receive fixed annuity payments under the GMWB Joint Life with Period Certain Payment Option described below.

GMWB Annuity Payment Options

This section describes the GMWB Annuity Payment Options available if your rider was issued on or after November 16, 2005 in states where the rider has been approved.

GMWB Specified Period Certain Payment Option:

We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. Upon the death of the last surviving owner (or Annuitant, if the owner is a non-natural person), annuity payments, if any remain, will continue to the beneficiary. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly fixed annuity payments under this option.

GMWB Life with Period Certain Payment Option:

We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the death of the original owner, subject to proof of survivorship. Upon the death of the owner, annuity payments, if any remain, will continue to the beneficiary.

GMWB Joint Life with Period Certain Payment Option:

We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the later of the death of the original owner and the beneficiary, subject to proof of survivorship. Upon the death of the owner and beneficiary, annuity payments, if any remain, will continue to the beneficiary.

Benefit Termination

This benefit will terminate without value on the occurrence of any of the following events:

❖	the change of ownership of the contract for any reason; or

❖	the commencement of annuity payments under an Annuity Payment Option as described in the contract; or

❖	termination of the contract to which this benefit is attached; or

❖	the election of the Optional Reset, if available; or

❖	the surrender of the contract; or

❖	the death of the owner (or Annuitant, if the owner is a non-natural person) unless the contract is continued by a surviving spouse; or

❖	any portion of the Contract Value is no longer invested in accordance with the requirements of an asset allocation program; or

❖	if you have GMWB 5 or GMWB 7, when the Contract Value and Benefit Amount have been reduced to zero; or

❖	if you have Lifetime GMWB, when the Contract Value and Benefit Amount have been reduced to zero and upon death of the original owner; or

❖	if you have Lifetime GMWB for 2, when the Contract Value and Benefit Amount have been reduced to zero and upon the later of the death of the original owner and the beneficiary.

Surrender of Contract and Partial Withdrawals

If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Variable Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See “Federal Income Taxes.”

The appropriate number of accumulation units of a investment option will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Payment Deferral.” There may be adverse tax consequences to certain surrenders and partial withdrawals. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See “Qualified Plans—Tax Sheltered Annuities.” A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See “Surrender Charges.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

Requests for partial withdrawals or full surrenders should be mailed to our Annuity Operations Division.

Contract Termination

The contract will terminate without value, if on any valuation the contract value is zero. Phoenix will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?

A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment?

❖	Death of an Owner

If the owner dies before the contract maturity date, the death benefit will be paid to the beneficiary.

❖	Death of an Owner – Multiple Owners

If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

❖	Death of an Annuitant who is not the Owner

If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, the owner may appoint a new joint annuitant. The death of an annuitant or joint annuitant will not cause the death benefit to be paid.

❖	Spousal Beneficiary Contract Continuance

If the spouse of a deceased owner, as designated beneficiary, is entitled to receive all or some portion of the death benefit amount, the spouse may elect to continue the contract as the new owner. This election is only allowed prior to the maturity date and can be elected only one time. When the spouse elects to continue the contract, the death benefit amount that the spouse is entitled to receive will become the new contract value for the continued contract and the current death benefit option will remain in effect.

❖	Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, and the primary annuitant dies before the maturity date, we will pay the death benefit to the owner.

What is the Death Benefit Amount?

The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

❖	Death Benefit Option 1—Return of Premium

Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

a)	the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
b)	the contract value on the claim date.

❖	Death Benefit Option 2—Annual Step-up

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

Upon the death of the owner who has not attained age 80, the death benefit is the greatest of:

a)	the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
b)	the contract value on the claim date; or
c)	the annual step-up amount (as defined below).

Upon the death of the owner who has attained age 80, the death benefit is the greater of:

a)	the death benefit amount in effect at the end of the contract year prior to the owner attaining age 80, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner reaching age 80; or
b)	the contract value on the claim date.

If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse’s attained age.

Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the withdrawal date.

Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the contract value.

❖	Death Benefit Option 3—Relief Amount[1]

The availability of this option is subject to state approval. Additionally, this death benefit option was not available after May 1, 2007.

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 76 on the contract date.

Upon the death of the owner who has not attained age 70 on the contract date, the death benefit is the greater of:

a)	the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or
b)	the contract value on the claim date plus 40% of the relief amount (as defined below).

Upon death of the owner who has attained age 70, but is less than 76 on the contract date, the death benefit is the greater of:

a)	the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or
b)	the contract value on the claim date plus 25% of the relief amount (as defined below).

If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 3, we will calculate the death benefit using the surviving spouse’s attained age as of the date we continue the contract.

Accumulation Enhancement

Death Benefit Option 3 includes an accumulation enhancement. This enhancement provides monetary assistance during confinement in an assisted care living facility or nursing home if the following conditions are met:

•	120 consecutive days of confinement prior to the maturity date, after the first contract year; and
•	the 120 days must occur prior to the owner attaining age 91.

The enhancement provides:

•	that we will pay 40% of the relief amount (if the owner has not attained age 70 on the contract date) or 25% of the relief amount (if the owner is between the ages of 70-75 on the contract date);
•

that the amount we pay under this enhancement will not be paid in a lump sum but will be credited to the contract value over a period of 50 months, in the amount of 2% per month, while the owner is alive;

•	that even if the owner is dismissed from the facility/ nursing home prior to the 50 months expiring, we will continue to increase the contract value for 50 months;
•	that the maximum amount we will pay under this enhancement (and all similar enhancements issued by us or an affiliated company) for the owner is $750,000; and
•	this benefit is separate from the relief amount that is calculated at death.

The monthly benefit payments will be added to the contract value according to the current allocation schedule on file. The owner can remove the payments from the contract value via partial withdrawals and surrender charges will be waived.

Relief Amount: the relief amount is equal to the contract value less modified premium payments not to exceed the following maximum amount:

•	When the age of the eldest owner on the contract date is less than 70, the maximum relief amount equals 200% multiplied by:

1)	the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

2)	the sum of premium payments (made during the prior 12 months of the death benefit calculation date) minus

3)	the sum of monthly benefits (as defined below) credited to the contract value.

•	When the eldest owner on the Contract Date has attained age 70 but has not attained age 75, the maximum relief amount equals 100% multiplied by:

1)	the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

2)	the sum of premium payments (made during the 12 months prior to the death benefit calculation date) minus

3)	the sum of monthly benefits (as defined below) credited to the contract value.

Modified Premium Payments: equals the sum of all premium payments plus monthly benefits (as defined below), if any, minus the amount that each partial withdrawal exceeds the difference between the contract value and the modified premium payments prior the partial withdrawal. If there are no partial withdrawals or the partial withdrawal does not exceed the difference, the value is zero.

Monthly Benefit: is the monthly amount credited to the contract value when a claim under the Accumulation Enhancement is being paid.

Death benefit proceeds will be payable in a single lump sum or, if the recipient chooses, in the form of an annuity option. Any such annuity option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient’s annuity options and the timing of payments. See “Distributions at Death” under “Federal Income Taxes.” A recipient should consult a qualified tax adviser before electing to receive an annuity.

Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any tax due.

For more information, see “Distribution-at-Death” under “Federal Income Taxes.”

We reserve the right to discontinue offering any one of the available death benefit options in the future.

Internet, Interactive Voice Response and Telephone Transfers

You may transfer your contract value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response (“IVR”) or telephone.

Phoenix and Phoenix Equity Planning Corporation (“PEPCO”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the contract value among one or more investment options or the GIA subject to the limitations established for the GIA. A transfer from a investment option will result in the redemption of accumulation units and, if another investment option is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of notice of election in a form satisfactory to us. A transfer among investment options or the GIA does not automatically change the payment allocation schedule of your contract.

You may also request transfers and changes in payment allocations among available investment options or the GIA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. You may permit your registered representative to submit transfer requests on your behalf. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfer and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case by case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions.

Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer.

No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, 12 transfers are permitted from the investment options and one transfer from the GIA; however, we reserve the right to change our policy to limit the number of transfers made during each contract year if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners. There are additional restrictions on transfers from the GIA as described above and in the section titled, “GIA.”

For contracts issued on or after March 31, 2003, transfers to the GIA are not permitted during the first contract year. After the first Contract Year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the Contract Value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other contract owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

❖	dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

❖	an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

❖	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

❖	restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

❖	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

❖	impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

❖	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and IVR transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

Annuity payments will begin on the contract’s maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Separate Account is continued unless a fixed payment annuity is selected. Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for one year. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I—Variable Life Annuity with 10-Year Period Certain. For more information, see “Annuity Payment Options.”

If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the first contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant’s 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity (“IRA”).

The maturity date election must be made by written notice and must be received by us 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (“TSA”), a Keogh Plan or an IRA plan. For more information, see “Tax Sheltered Annuities,” “Keogh Plans” and “Individual Retirement Accounts.”

Annuity Payment Options

Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) as described below. Instead of Option I, you may, by sending a written request to our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L.

With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we’ll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

The initial annuity payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

The level of annuity payments payable under the following options is based upon the annuity payment option selected. In addition, such factors as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration, and more frequent the payments, the lower the annuity payment amount.

The assumed investment rate is 4 1/2% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value as of the payment calculation date by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. For more information, see “Charges For Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period

A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B—Non-Refund Life Annuity

A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Option C—[Reserved]

Option D—Joint and Survivor Life Annuity

A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option E—Installment Refund Life Annuity

A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F—Joint and Survivor Life Annuity with 10-Year

Period Certain

A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option G—Payments for Specified Period

A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H—Payments of Specified Amount

Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

Option I—Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this payment option, the period certain will equal the shorter of ten years or the life expectancy of such beneficiary.

Option J—Joint Survivor Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

Option K—Variable Annuity for a Specified Period

A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each investment option and affect the amount of future payments. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option L—Variable Life Expectancy Annuity

This option provides a variable income which is payable over the annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the contract value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining contract value will be paid in a lump sum to the beneficiary.

Option M—Unit Refund Variable Life Annuity

This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each investment option multiplied by the current annuity unit value for that investment option. The number of remaining annuity units for each investment option will be calculated as follows:

1.	the net amount in the investment option applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus

2.	the sum of the annuity units released from the investment option to make the payments under this option.

You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

Option N—Variable Non-Refund Life Annuity

A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Other Options and Rates

We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see “Option F” and “Option J” above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant’s life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions (“LEDs”). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

Currently, transfers between investment options are available for amounts allocated to any of the variable annuity payment options except Option M.

Payment Upon Death After Maturity Date

If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

Variable Account Valuation Procedures

Valuation Date

A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.	the NYSE is closed or may have closed early;

2.	the SEC has determined that a state of emergency exists; or

3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

Accumulation Unit Value

The value of one accumulation unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that investment option.

Net Investment Factor

The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions

Assignment

Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. This assignment may result in taxable income to the contract owner. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division.

A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Transfer of ownership will nullify the original death benefit option and the death benefit option will become Option 1.

In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

Payment of the contract value, attributable to the Separate Account, in a single sum upon a partial withdrawal or full surrender of the contract will ordinarily be made within 7 days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Annuity Operations Division. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

Free Look Period

We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within ten days after you receive it and receive in cash the adjusted contract value less any charges. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial premium payment depending on investment experience within the investment options during the Free Look Period. If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. If applicable state law requires, we will return the full amount of any premium payments we received.

During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix Money Market investment option. When your Free Look Period expires we allocate the contract value among the investment options and/or the GIA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

Amendments to Contracts

Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

If, in the judgment of Phoenix’s management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another investment option for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

Ownership of the Contract

Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

Federal Income Taxes

Introduction

The contracts are designed for use with retirement plans which may or may not be tax-qualified plans (“qualified plans”) under the provisions of the Internal Revenue Code of 1986, (the “Code”). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). We do not guarantee the tax status of the contracts or any transactions involving the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Income Tax Status

We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Separate Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

Taxation of Annuities in General—Nonqualified Plans

Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. See “Distribution-at-Death Rules,” “Contracts Owned by Non-Natural Persons,” “Owner Control” and “Diversification Standards” below.

As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. One or more of the options available may, in some cases, exceed the greater of the sum of premium payments or the contract value. The IRS may take the position with respect to these death benefit guarantees that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchase payments for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit guarantee under this contract or any amendments, benefits or endorsements to the contract.

Surrenders or Withdrawals Prior to the Contract

Maturity Date

Code Section 72 provides that a withdrawal or surrender of the contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the “investment in the contract.” The “investment in the contract” is that portion, if any, of purchase payments by or on behalf of an individual under a contract that have not been excluded from the individual’s gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a withdrawal from a contract.

Surrenders or Withdrawals On or After the Contract

Maturity Date

Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities started after November 18, 1996.

Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election. Certain contract owners cannot make this election.

Penalty Tax on Certain Surrenders and Withdrawals

Amounts surrendered, withdrawn or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the “primary annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

Separate tax withdrawal penalties apply to qualified plans. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans.”

Additional Considerations

Distribution-at-Death Rules

In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner’s interest will be distributed at least as quickly as the method in effect on the contract owner’s death; and (b) if a contract owner dies before the contract maturity date, the contract owner’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner’s date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax advisor.

If the primary annuitant, which is not the contract owner, dies before the maturity date, the owner will become the annuitant unless the owner appoints another annuitant. If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, however, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the earliest death of any of the contract owners.

If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Transfer of Annuity Contracts

Transfers of nonqualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner’s income. This provision does not apply to transfers between spouses and incident to a divorce.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisors.

Multiple Contracts

Code Section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one annuity contract in the same year.

Owner Control

For variable contracts, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate account values from one fund of the separate account to another but you cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, the Internal Revenue Service (IRS) in Revenue Ruling 2003-91, issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract, or agreement between the contract owner and Phoenix regarding the availability of a particular investment option and, other than the contract owner’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided by the U.S. Treasury on this issue and what standards may be contained in such guidance. Should the U.S. Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under section 72 of the Internal Revenue Code, Phoenix reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

Diversification Standards

Diversification Regulations

To comply with the diversification regulations under Code Section 817(h) (“Diversification Regulations”), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter, the series’ assets be invested in no more than:

❖	55% in any 1 investment
❖	70% in any 2 investments
❖	80% in any 3 investments
❖	90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality is treated as a separate issuer for purposes of these limitations.

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the contract. We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Diversification Regulations and Qualified Plans

Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the Phoenix Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as qualified plan contracts.

Taxation of Annuities in General—Qualified Plans

The contracts may be used with several types of qualified plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. Phoenix reserves the right at any time to discontinue the availability of this contract for use with qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, Phoenix will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consent that may be required under the Retirement Equity Act (“REA”). Consequently, a contract owner’s beneficiary designation or elected annuity payment option that does not follow REA may not be enforceable.

As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. We are of the opinion that the death benefit guarantees available under the contract are part of the annuity contract. One or more of the death benefit guarantees available may exceed the greater of the sum of premium payments or the contract value. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether a death benefit option such as the those available under the contract complies with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchases for the contract would not be deductible. While we regard the death benefit guarantees available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

Certain death benefit guarantees may be purchased under your contract. IRA’s and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these death benefit guarantees, the IRS may consider these benefits

“incidental death benefits.” The Code imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the Code provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

The mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Phoenix in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

Tax Sheltered Annuities (“TSAs”)

Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

Code Section 403(b)(11) imposes certain restrictions on a contract owner’s ability to make withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

Code Section 403(b)(11) applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

In addition, in order for certain types of contributions under a Code Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

Loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant’s contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. If we are directed by the participant, the loan may be taken from specific investment option. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any withdrawal charge; and (b) 50% of the contract value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greatest of $1000 and 25% of the contract value in the GIA may be borrowed at any one time.

Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity loans (as described in IRC Section 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent premium payments allocation on file with us.

If we do not receive a loan repayment before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Keogh Plans

The Self-Employed Individual Tax Retirement Act of 1962, as amended permits self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

Individual Retirement Annuities

Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an “IRA.” These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants’ contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs. Participant loans are not allowed under IRA contracts.

Corporate Pension and Profit-Sharing Plans

Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees.

These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax-exempt annuity contract held for the exclusive benefit of plan participants.

Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans

In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner’s participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the contract owner has been reemployed for at least 60 days; (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner; and (i) distributions from retirement plans to individuals called to active military. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Seek Tax Advice

The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan.

Sales of Variable Accumulation Contracts

Phoenix has designated Phoenix Equity Planning Corporation (“PEPCO”) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a distribution agreement]. PEPCO, which is an affiliate of Phoenix, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Phoenix and its affiliated companies. Phoenix reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). PEPCO does not retain any fees under the Contracts; however, PEPCO may receive 12b-1 fees from the underlying funds.

PEPCO’s principal executive offices are located at 56 Prospect Street, Hartford, Connecticut 06103-2836. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or “FINRA”.(formerly known as the National Association of Securities Dealers, Inc. or NASD).

PEPCO and Phoenix enter into selling agreements with broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of Phoenix under applicable state insurance law and must be licensed to sell variable insurance products. Phoenix intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

Compensation

Broker-dealers who have selling agreements with PEPCO and Phoenix are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in a ll or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker-dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments (if up-front compensation is paid to registered representatives) Broker-dealer firms may receive up to 8% of purchase payments (if up-front compensation is elected) and up to 2.5% annually of contract value (if asset based compensation is paid). In addition, Equity Services Incorporated, an affiliate of National Life of Vermont, is paid an additional 0.15% on assets on an annual basis in arrears, beginning in 2007.

To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits Phoenix may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. Phoenix may also pay for sales and distribution expenses out of any payments Phoenix or PEPCO may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a contingent deferred sales charge, proceeds from this charge may be used to reimburse Phoenix for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

We have unique arrangements for compensation with select broker-dealer firms based on the firm’s aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

Phoenix and PEPCO have also entered into so-called preferred distribution arrangements with certain broker-dealer firms. These arrangements have sometimes called “shelf space” arrangements. Under these arrangements, Phoenix and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Phoenix’s products. These services may include providing Phoenix with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer’s sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing Phoenix’s products.

Any such compensation payable to a broker-dealer firm will be made by PEPCO or Phoenix out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor Phoenix’s products. Phoenix and PEPCO have entered into a preferred distribution arrangement with Sigma Financial Corporation, State Farm VP Management Corporation (“State Farm”), Linsco/Private Ledger Corporation (“LPL”), PFIC Corporation, First Global (“FG Markets, Inc.”), IFMG Securities, Inc., Janney Montgomery Scott, LLC, CUSO Financial Services, and Equity Services, Incorporated, an affiliate of National Life of Vermont. Also, State Farm distributes Phoenix products as its exclusive unaffiliated variable annuity to its customers.

We may periodically establish compensation specials whereby we pay a higher amount for sales of a contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect.

Servicing Agent

The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Annuity Operations Division, PO Box 8027, Boston, MA 02266-8027. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2007 is 0.66% of the fund’s average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
$
2005		$1.9 Million
2006		$1.5 Million
2007	$	___ Million

State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do an insurance business.

State regulation of Phoenix includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

Reports showing the contract value will be furnished to you at least annually.

Voting Rights

As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

We currently intend to vote fund shares attributable to any of our assets and fund shares held in each investment option for which no timely instructions from owners are received in the same proportion as those shares in that investment option for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series’ fundamental investment policy, owners participating in such series will vote separately on the matter.

The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with the proper forms and proxies to enable you to give your instructions.

Texas Optional Retirement Program

Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

The Phoenix Companies, Inc. – Legal Proceedings about Company Subsidiaries

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, investment advisor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the Securities and Exchange Commission, or SEC, the Financial Industry Regulatory Authority, or FINRA, and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, during 2003 and 2004, the SEC conducted examinations of certain variable products and certain affiliated investment advisers and mutual funds. In 2004, the FINRA also commenced examinations of two affiliated broker-dealers; the examinations were closed in April 2005 and November 2004, respectively. In February 2005, the FINRA notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the FINRA allegations in May 2005. Thereafter, in January 2007, the FINRA notified PNX that the matter is being referred for potential violations and possible action.

In addition, federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the company and its subsidiaries with securities and other laws and regulations affecting their registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. There has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

In 2004 and 2005, the Boston District Office of the SEC conducted a compliance examination of certain of PNX’s affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General’s Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific. In this regard, in 2004, PNX received a subpoena from the Connecticut Attorney General’s office requesting information regarding certain distribution practices since 1998. Over 40 companies received such a subpoena. PNX cooperated fully and has had no further inquiry since filing its response.

In May 2005, The Phoenix Companies received a subpoena from the Connecticut Attorney General’s office and an inquiry from the Connecticut Insurance Department requesting information regarding finite reinsurance. The Phoenix Companies cooperated fully and have had no further inquiry since responding.

These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

SAI Table of Contents

The SAI contains more specific information and financial statements relating to the Separate Account and Phoenix. The Table of Contents of the SAI is set forth below:

❖	Phoenix Life Insurance Company
❖	Underwriter
❖	Services
❖	Performance History

❖	Calculation of Yield and Return
❖	Calculation of Annuity Payments
❖	Experts
❖	Separate Account Financial Statements
❖	Company Financial Statements

Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A – Investment Options

Fund Name	Investment Objective	Investment Advisor / Subadvisor
AIM V.I. Capital Appreciation Fund	Growth of capital	AIM Advisors, Inc.
AIM V.I. Core Equity Fund [1,3]	Growth of capital	AIM Advisors, Inc.
AIM V.I. Mid Cap Core Equity Fund [1,3]	Long-term growth of capital	AIM Advisors, Inc.
Alger American Leveraged AllCap Portfolio [1,3]	Long-term capital appreciation	Fred Alger Management, Inc.
DWS Equity 500 Index VIP	Match the performance of the Standard & Poor’s 500 Composite Stock Price Index which emphasizes stocks of large U.S. companies	Deutsche Asset Management, Inc.
Federated Fund for U.S. Government Securities II	Current income by investing primarily in a diversified portfolio or U.S. government securities	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities	Federated Investment Management Company
Fidelity VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management and Research Company
Fidelity VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management and Research Company
Fidelity VIP Growth Portfolio	Capital appreciation	Fidelity Management and Research Company
Fidelity VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management and Research Company Subadvisor: Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fundl
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Lazard Retirement Small-Cap Portfolio [1,3]	Long-term capital appreciation	Lazard Asset Management LLC
Lord Abbett Bond-Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC
Neuberger Berman AMT Fasciano Portfolio	Long term capital growth	Neuberger Berman Management Inc. Subadvisor: Neuberger Berman, LLC
Neuberger Berman AMT Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management Inc. Subadvisor: Neuberger Berman, LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Long-term capital appreciation by investing in securities of foreign insurers, “growth-type” companies, cyclical industries and special situations	OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA	Capital appreciation	OppenheimerFunds, Inc.
Phoenix Capital Growth Series	Intermediate and long-term growth of capital appreciation with income as a secondary consideration	Phoenix Variable Advisors, Inc. Subadvisor: Harris Investment Management
Phoenix Growth and Income Series	Dividend growth, current income and capital appreciation	Phoenix Variable Advisor’s, Inc. Subadvisor: Phoenix Investment Counsel, Inc.
Phoenix Mid-Cap Growth Series	Capital appreciation	Phoenix Variable Advisors, Inc. Subadvisor: Neuberger Berman Management, Inc.
Phoenix Money Market Series	As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity	Phoenix Variable Advisors, Inc. Subadvisor: Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Fixed Income Series	Long-term total return	Phoenix Variable Advisors, Inc. Subadvisor: Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Short Term Bond Series	High current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes	Phoenix Variable Advisors, Inc. Subadvisor: Goodwin Capital Advisers, Inc.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Phoenix Strategic Allocation Series	High total return consistent with prudent investment risk

Phoenix Variable Advisors, Inc.

Subadvisors: Phoenix Investment Counsel, Inc. (for equity investments made by the series): Goodwin Capital Advisors, Inc. (for fixed income investments made by the series)

Phoenix-Aberdeen International Series	High total return consistent with reasonable risk	Phoenix Variable Advisors, Inc. Subadvisor: Aberdeen Asset Management Inc.
Phoenix-Alger Small-Cap Growth Series	Long-term capital growth	Phoenix Variable Advisors, Inc. Subadvisor: Fred Alger Management, Inc.
Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Phoenix Variable Advisors, Inc. Subadvisor: Duff & Phelps Investment Management Co.
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth	Long-term capital growth	Phoenix Variable Advisors, Inc. Subadvisor: Standard & Poor’s Investment Advisory Services, LLC
Phoenix-S&P Dynamic Asset Allocation Series: Growth	Long-term capital growth with current income as a secondary consideration	Phoenix Variable Advisors, Inc. Subadvisor: Standard & Poor’s Investment Advisory Services, LLC
Phoenix-S&P Dynamic Asset Allocation Series: Moderate	Current income with capital growth as a secondary consideration	Phoenix Variable Advisors, Inc. Subadvisor: Standard & Poor’s Investment Advisory Services, LLC
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth	Long-term capital growth and current income with a greater emphasis on capital growth	Phoenix Variable Advisors, Inc. Subadvisor: Standard & Poor’s Investment Advisory Services, LLC
Phoenix-Sanford Bernstein Mid-Cap Value Series	Long-term capital appreciation with current income as a secondary investment objective	Phoenix Variable Advisors, Inc. Subadvisor: AllianceBernstein L.P.
Phoenix-Sanford Bernstein Small-Cap Value Series	Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary investment objective	Phoenix Variable Advisors, Inc. Subadvisor: AllianceBernstein L.P.
Phoenix-Van Kampen Comstock Series	Long-term capital appreciation with current income as a secondary consideration	Phoenix Variable Advisors, Inc. Subadvisor: Morgan Stanley Investment Management Inc.
Phoenix-Van Kampen Equity 500 Index Series	High total return	Phoenix Variable Advisors, Inc. Subadvisor: Morgan Stanley Investment Management Inc.
PIMCO VIT CommodityRealReturnTM Strategy Portfolio	Maximum real return consistent with prudent investment management	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Maximum real return, consistent preservation of real capital and prudent investment management	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Rydex Variable Trust Inverse Government Long Bond Strategy Fund [1,3]	Investment results that either match or correlate to the performance of a specific benchmark	Rydex Global Advisors
Rydex Variable Trust Nova Fund [1,3]	Investment results that either match or correlate to the performance of a specific benchmark	Rydex Global Advisors
Rydex Variable Trust Sector Rotation Fund [1,3]	Long-term capital appreciation	Rydex Global Advisors
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Growth Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capial	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Templeton Global Asset Allocation Fund [2,3]	High total return	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
Van Kampen UIF Equity and Income Portfolio	Capital appreciation and current income	Morgan Stanley Investment Management Inc.
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger International Small Cap	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger U.S. Smaller Companies	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
[1]	This fund is closed to new investment on May 1, 2006.

[2]	This fund is closed to new investment on October 29, 2001.

[3]

Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

APPENDIX B – Deductions for Taxes – Qualified and Nonqualified Annuity Contracts

State	Upon Premium Payment	Upon Annuitization	Nonqualified	Qualified
California		X	2.35%	0.50%

Maine	X		2.001

Nevada		X	3.50

South Dakota	X		1.252

West Virginia		X	1.00	1.00

Wyoming		X	1.00

Commonwealth of Puerto Rico		X	1.003	3.00

NOTE:	The above tax deduction rates are as of January 1, 2008. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of taxes, see “Deductions and Charges—Tax.”

[1]

Maine changed its tax laws affecting annuities in 2003 retroactive to January 1, 1999. Under the revised statute, annuity premium payments are taxed upon premium payment for payments received on or after January 1, 1999.

[2]

South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.

[3]

The tax rate in Puerto Rico was interpreted by tax authorities to increase from 1% to 3% effective January 1, 2005. The rate increase expired June 30, 2007 so that the rate returned to 1%, effective July 1, 2007.

B-1

APPENDIX C – Financial Highlights

The following tables give the historical unit values for a single share of each of the available investment options. More information can be obtained in the Statement of Additional Information (“SAI”). You may obtain a copy of the SAI free of charge by calling 800/541-0171 or by writing to:

Phoenix Life Insurance Company

Annuity Operations Division

PO Box 8027

Boston, MA 02266-8027

Death Benefit Option 1 Contracts

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
AIM V.I. Capital Appreciation Fund – Class I
From 2/24/03* to 12/31/03	$1.000	$0.976	15
From 1/1/04 to 12/31/04	$0.976	$1.024	41
From 1/1/05 to 12/31/05	$1.024	$1.096	44
From 1/1/06 to 12/31/06	$1.096	$1.146	56

AIM V.I. Core Equity Fund – Class I

From 4/21/06* to 12/31/06	$1.000	$1.083	4

AIM V.I. Mid Cap Core Equity Fund – Class I

From 12/3/04* to 12/31/04	$1.000	$1.016	26
From 1/1/05 to 12/31/05	$1.016	$1.076	88
From 1/1/06 to 12/31/06	$1.076	$1.177	89

Alger American Leveraged AllCap Portfolio – Class O

From 7/1/02* to 12/31/02	$1.000	$0.681	2
From 1/1/03 to 12/31/03	$0.681	$0.902	8
From 1/1/04 to 12/31/04	$0.902	$0.960	54
From 1/1/05 to 12/31/05	$0.960	$1.081	93
From 1/1/06 to 12/31/06	$1.081	$1.268	92

DWS Equity 500 Index Fund VIP – Class A

From 8/1/02* to 12/31/02	$1.000	$0.782	107
From 1/1/03 to 12/31/03	$0.782	$0.986	176
From 1/1/04 to 12/31/04	$0.986	$1.072	275
From 1/1/05 to 12/31/05	$1.072	$1.104	299
From 1/1/06 to 12/31/06	$1.104	$1.254	243

Federated Fund for U.S. Government Securities II

From 7/1/02* to 12/31/02	$1.000	$1.063	75
From 1/1/03 to 12/31/03	$1.063	$1.070	412
From 1/1/04 to 12/31/04	$1.070	$1.090	595
From 1/1/05 to 12/31/05	$1.090	$1.094	499

*	Date subaccount began operations.

C-1

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From 1/1/06 to 12/31/06	$1.094	$1.121	369

Federated High Income Bond Fund II – Primary Shares

From 8/1/02* to 12/31/02	$1.000	$0.983	1
From 1/1/03 to 12/31/03	$0.983	$1.182	192
From 1/1/04 to 12/31/04	$1.182	$1.284	145
From 1/1/05 to 12/31/05	$1.284	$1.297	158
From 1/1/06 to 12/31/06	$1.297	$1.413	70

Fidelity VIP Contrafund® Portfolio – Service Class

From 10/1/02* to 12/31/02	$1.000	$0.898	6
From 1/1/03 to 12/31/03	$0.898	$1.134	72
From 1/1/04 to 12/31/04	$1.134	$1.286	291
From 1/1/05 to 12/31/05	$1.286	$1.478	204
From 1/1/06 to 12/31/06	$1.478	$1.622	181

Fidelity VIP Growth Opportunities Portfolio – Service Class

From 6/2/05** to 12/31/05	$1.060	$1.142	20
From 1/1/06 to 12/31/06	$1.142	$1.183	36

Fidelity VIP Growth Portfolio – Service Class

From 9/3/02* to 12/31/02	$1.000	$0.704	42
From 1/1/03 to 12/31/03	$0.704	$0.919	148
From 1/1/04 to 12/31/04	$0.919	$0.934	180
From 1/1/05 to 12/31/05	$0.934	$0.970	188
From 1/1/06 to 12/31/06	$0.970	$1.019	187

Franklin Flex Cap Growth Securities Fund

From __/ / * to __/ /	$_____	$_____	_____
From __/ / * to __/ /	$_____	$_____	_____
From __/ / * to __/ /	$_____	$_____	_____
From __/ / * to __/ /	$_____	$_____	_____

Lazard Retirement Small Cap Portfolio

From 4/29/05* to 12/31/05	$0.978	$1.090	2
From 1/1/06 to 12/31/06	$1.090	$1.244	1

Lord Abbett Bond-Debenture Portfolio – Class VC

From 4/29/05* to 12/31/05	$0.977	$1.019	146
From 1/1/06 to 12/31/06	$1.019	$1.095	113

Lord Abbett Growth and Income Portfolio – Class VC

From 4/29/05* to 12/31/05	$0.980	$1.046	231
From 1/1/06 to 12/31/06	$1.046	$1.206	216

Lord Abbett Mid-Cap Value Portfolio – Class VC

From 4/29/05* to 12/31/05	$0.957	$1.079	93
From 1/1/06 to 12/31/06	$1.079	$1.191	31

Mutual Shares Securities Fund – Class 2

From 12/10/02* to 12/31/02	$1.000	$0.879	18
From 1/1/03 to 12/31/03	$0.879	$1.081	136
From 1/1/04 to 12/31/04	$1.081	$1.198	196
From 1/1/05 to 12/31/05	$1.198	$1.303	253

*	Date subaccount began operations.

C-2

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From 1/1/06 to 12/31/06	$1.303	$1.517	290

Neuberger Berman AMT Fasciano Portfolio – S Class

From 4/28/06* to 12/31/06	$1.000	$0.961	3

Oppenheimer Global Securities Fund/VA – Service Shares

From 4/28/06* to 12/31/06	$1.000	$1.061	4

Phoenix Capital Growth Series

From 7/7/03* to 12/31/03	$1.000	$0.946	18
From 1/1/04 to 12/31/04	$0.946	$0.977	36
From 1/1/05 to 12/31/05	$0.977	$0.997	49
From 1/1/06 to 12/31/06	$0.997	$1.012	102

Phoenix Growth and Income Series

From 7/1/02* to 12/31/02	$1.000	$0.779	2
From 1/1/03 to 12/31/03	$0.779	$0.976	67
From 1/1/04 to 12/31/04	$0.976	$1.061	234
From 1/1/05 to 12/31/05	$1.061	$1.093	240
From 1/1/06 to 12/31/06	$1.093	$1.260	271

Phoenix Mid-Cap Growth Series

From 12/30/02* to 12/31/02	$1.000	$0.671	5
From 1/1/03 to 12/31/03	$0.671	$0.851	10
From 1/1/04 to 12/31/04	$0.851	$0.893	10
From 1/1/05 to 12/31/05	$0.893	$0.915	10
From 1/1/06 to 12/31/06	$0.915	$0.937	6

Phoenix Money Market Series

From 9/27/02* to 12/31/02	$1.000	$0.998	30
From 1/1/03 to 12/31/03	$0.998	$0.988	65
From 1/1/04 to 12/31/04	$0.988	$0.979	68
From 1/1/05 to 12/31/05	$0.979	$0.988	546
From 1/1/06 to 12/31/06	$0.988	$1.015	401

Phoenix Multi-Sector Fixed Income Series

From 1/6/03* to 12/31/03	$1.000	$1.211	57
From 1/1/04 to 12/31/04	$1.211	$1.272	193
From 1/1/05 to 12/31/05	$1.272	$1.273	245
From 1/1/06 to 12/31/06	$1.273	$1.338	242

Phoenix Multi-Sector Short Term Bond Series

From 7/1/03* to 12/31/03	$1.000	$1.020	263
From 1/1/04 to 12/31/04	$1.020	$1.056	319
From 1/1/05 to 12/31/05	$1.056	$1.053	309
From 1/1/06 to 12/31/06	$1.053	$1.095	374

Phoenix Strategic Allocation Series

From 1/6/03* to 12/31/03	$1.000	$1.053	18
From 1/1/04 to 12/31/04	$1.053	$1.113	54
From 1/1/05 to 12/31/05	$1.113	$1.115	53
From 1/1/06 to 12/31/06	$1.115	$1.235	70

Phoenix-Aberdeen International Series

*	Date subaccount began operations.

C-3

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From 12/31/03* to 12/31/03	$1.000	$1.139	6
From 1/1/04 to 12/31/04	$1.139	$1.353	26
From 1/1/05 to 12/31/05	$1.353	$1.578	26
From 1/1/06 to 12/31/06	$1.578	$1.977	134

Phoenix-Alger Small-Cap Growth Series

From 8/8/03* to 12/31/03	$1.000	$1.512	10
From 1/1/04 to 12/31/04	$1.512	$1.518	11
From 1/1/05 to 12/31/05	$1.518	$1.727	13
From 1/1/06 to 12/31/06	$1.727	$2.029	65

Phoenix-Duff & Phelps Real Estate Securities Series

From 10/1/02* to 12/31/02	$1.000	$1.100	3
From 1/1/03 to 12/31/03	$1.100	$1.495	50
From 1/1/04 to 12/31/04	$1.495	$1.981	95
From 1/1/05 to 12/31/05	$1.981	$2.242	96
From 1/1/06 to 12/31/06	$2.242	$3.023	57

Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth

From 2/3/06* to 12/31/06	$1.000	$1.072	90

Phoenix-Sanford Bernstein Mid-Cap Value Series

From 7/1/02* to 12/31/02	$1.000	$0.883	1
From 1/1/03 to 12/31/03	$0.883	$1.224	53
From 1/1/04 to 12/31/04	$1.224	$1.450	106
From 1/1/05 to 12/31/05	$1.450	$1.536	94
From 1/1/06 to 12/31/06	$1.536	$1.736	90

Phoenix-Sanford Bernstein Small-Cap Value Series

From 7/1/02* to 12/31/02	$1.000	$0.891	1
From 1/1/03 to 12/31/03	$0.891	$1.261	21
From 1/1/04 to 12/31/04	$1.261	$1.521	71
From 1/1/05 to 12/31/05	$1.521	$1.608	71
From 1/1/06 to 12/31/06	$1.608	$1.846	72

Phoenix-Van Kampen Comstock Series

From 7/1/02* to 12/31/02	$1.000	$0.795	2
From 1/1/03 to 12/31/03	$0.795	$0.969	31
From 1/1/04 to 12/31/04	$0.969	$1.076	168
From 1/1/05 to 12/31/05	$1.076	$1.116	177
From 1/1/06 to 12/31/06	$1.116	$1.327	173

Phoenix-Van Kampen Equity 500 Index Series

From 11/15/02* to 12/31/02	$1.000	$0.771	20
From 1/1/03 to 12/31/03	$0.771	$0.957	64
From 1/1/04 to 12/31/04	$0.957	$1.034	190
From 1/1/05 to 12/31/05	$1.034	$1.054	87
From 1/1/06 to 12/31/06	$1.054	$1.184	128

PIMCO VIT CommodityRealReturnTM Strategy Portfolio – Advisor Class

From 4/28/06* to 12/31/06	$1.000	$0.949	4

Rydex Variable Trust Inverse Government Long Bond Strategy Fund

*	Date subaccount began operations.

C-4

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From 7/2/03* to 12/31/03	$1.000	$1.049	450
From 1/1/04 to 12/31/04	$1.049	$0.922	688
From 1/1/05 to 12/31/05	$0.922	$0.859	703
From 1/1/06 to 12/31/06	$0.859	$0.914	205

Rydex Variable Trust Sector Rotation Fund

From 4/4/05** to 12/31/05	$1.232	$1.401	3
From 1/1/06 to 12/31/06	$1.401	$1.534	8

Sentinel Variable Products Balanced Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Sentinel Variable Products Bond Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Sentinel Variable Products Common Stock Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Sentinel Variable Products Mid-Cap Growth Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Sentinel Variable Products Small Company Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Templeton Developing Markets Securities Fund – Class 2

From 4/28/06* to 12/31/06	$1.000	$1.065	2

Templeton Foreign Securities Fund – Class 2

From 12/30/02* to 12/31/02	$1.000	$0.838	11
From 1/1/03 to 12/31/03	$0.838	$1.089	67
From 1/1/04 to 12/31/04	$1.089	$1.270	104
From 1/1/05 to 12/31/05	$1.270	$1.376	118
From 1/1/06 to 12/31/06	$1.376	$1.644	120

Templeton Growth Securities Fund – Class 2

From 6/2/03* to 12/31/03	$1.000	$1.071	11
From 1/1/04 to 12/31/04	$1.071	$1.222	49
From 1/1/05 to 12/31/05	$1.222	$1.308	73

*	Date subaccount began operations.

C-5

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From 1/1/06 to 12/31/06	$1.308	$1.567	113

Wanger International Select

From 4/4/05** to 12/31/05	$1.487	$1.694	1
From 1/1/06 to 12/31/06	$1.694	$2.266	5

Wanger International Small Cap

From 7/1/03* to 12/31/03	$1.000	$1.261	16
From 1/1/04 to 12/31/04	$1.261	$1.616	30
From 1/1/05 to 12/31/05	$1.616	$1.932	36
From 1/1/06 to 12/31/06	$1.932	$2.606	27

Wanger Select

From 1/30/04* to 12/31/04	$1.159	$1.393	4
From 1/1/05 to 12/31/05	$1.393	$1.513	4
From 1/1/06 to 12/31/06	$1.513	$1.782	4

Wanger U.S. Smaller Companies

From 7/1/02* to 12/31/02	$1.000	$0.823	0.8
From 1/1/03 to 12/31/03	$0.823	$1.159	40
From 1/1/04 to 12/31/04	$1.159	$1.349	70
From 1/1/05 to 12/31/05	$1.349	$1.476	107
From 1/1/06 to 12/31/06	$1.476	$1.566	92

Death Benefit Option 2 Contracts

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)

AIM V.I. Capital Appreciation Fund – Class I

From 10/31/02* to 12/31/02	$1.000	$0.765	38
From 1/1/03 to 12/31/03	$0.765	$0.973	161
From 1/1/04 to 12/31/04	$0.973	$1.019	254
From 1/1/05 to 12/31/05	$1.019	$1.089	310
From 1/1/06 to 12/31/06	$1.089	$1.137	406

AIM V.I. Core Equity Fund – Class I

From 4/21/06* to 12/31/06	$1.000	$1.082	105

AIM V.I. Mid Cap Core Equity Fund – Class I

From 12/3/04*to 12/31/04	$1.000	$1.016	141
From 1/1/05 to 12/31/05	$1.016	$1.074	128
From 1/1/06 to 12/31/06	$1.074	$1.173	54

Alger American Leveraged AllCap Portfolio – Class O

From 7/2/03* to 12/31/03	$1.000	$0.990	13
From 1/1/04 to 12/31/04	$0.900	$0.956	57
From 1/1/05 to 12/31/05	$0.956	$1.074	53
From 1/1/06 to 12/31/06	$1.074	$1.258	47

*	Date subaccount began operations.

C-6

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)

DWS Equity 500 Index Fund VIP – Class A

From 8/1/02* to 12/31/02	$1.000	$0.781	38
From 1/1/03 to 12/31/03	$0.781	$0.983	403
From 1/1/04 to 12/31/04	$0.983	$1.067	694
From 1/1/05 to 12/31/05	$1.067	$1.097	706
From 1/1/06 to 12/31/06	$1.097	$1.245	638

Federated Fund for U.S. Government Securities II

From 5/23/02* to 12/31/02	$1.000	$1.061	1,429
From 1/1/03 to 12/31/03	$1.061	$1.067	2,651
From 1/1/04 to 12/31/04	$1.067	$1.086	2,834
From 1/1/05 to 12/31/05	$1.086	$1.088	1,935
From 1/1/06 to 12/31/06	$1.088	$1.112	1,887

Federated High Income Bond Fund II – Primary Shares

From 6/13/02* to 12/31/02	$1.000	$0.982	60
From 1/1/03 to 12/31/03	$0.982	$1.179	1,709
From 1/1/04 to 12/31/04	$1.179	$1.278	314
From 1/1/05 to 12/31/05	$1.278	$1.289	296
From 1/1/06 to 12/31/06	$1.289	$1.402	247

Fidelity VIP Contrafund® Portfolio – Service Class

From 6/13/02* to 12/31/02	$1.000	$0.897	23
From 1/1/03 to 12/31/03	$0.897	$1.130	298
From 1/1/04 to 12/31/04	$1.130	$1.280	2,380
From 1/1/05 to 12/31/05	$1.280	$1.469	726
From 1/1/06 to 12/31/06	$1.469	$1.610	557

Fidelity VIP Growth Opportunities Portfolio – Service Class

From 1/28/03* to 12/31/03	$1.000	$1.010	469
From 1/1/04 to 12/31/04	$1.010	$1.062	39
From 1/1/05 to 12/31/05	$1.062	$1.135	146
From 1/1/06 to 12/31/06	$1.135	$1.174	312

Fidelity VIP Growth Portfolio – Service Class

From 8/1/02* to 12/31/02	$1.000	$0.703	48
From 1/1/03 to 12/31/03	$0.703	$0.917	318
From 1/1/04 to 12/31/04	$0.917	$0.929	439
From 1/1/05 to 12/31/05	$0.929	$0.965	442
From 1/1/06 to 12/31/06	$0.965	$1.011	321

Franklin Flex Cap Growth Securities Fund

From __/__/__* to __/__/__	$_____	$_____	____
From __/__/__* to __/__/__	$_____	$_____	____
From __/__/__* to __/__/__	$_____	$_____	____

*	Date subaccount began operations.

C-7

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From __/___/___* to __/___/____	$_____	$_____	_____

Franklin Income Securities Fund – Class 2

From 4/28/06* to 12/31/06	$1.000	$1.107	444

Lazard Retirement Small Cap Portfolio

From 4/29/05* to 12/31/05	$0.978	$1.089	72
From 1/1/06 to 12/31/06	$1.089	$1.241	34

Lord Abbett Bond-Debenture Portfolio – Class VC

From 4/29/05* to 12/31/05	$0.977	$1.018	148
From 1/1/06 to 12/31/06	$1.018	$1.092	164

Lord Abbett Growth and Income Portfolio – Class VC

From 4/29/05* to 12/31/05	$0.980	$1.045	838
From 1/1/06 to 12/31/06	$1.045	$1.203	976

Lord Abbett Mid-Cap Value Portfolio – Class VC

From 4/29/05* to 12/31/05	$0.957	$1.078	193
From 1/1/06 to 12/31/06	$1.078	$1.188	174

Mutual Shares Securities Fund – Class 2

From 5/23/02* to 12/31/02	$1.000	$0.877	184
From 1/1/03 to 12/31/03	$0.877	$1.078	420
From 1/1/04 to 12/31/04	$1.078	$1.193	563
From 1/1/05 to 12/31/05	$1.193	$1.295	448
From 1/1/06 to 12/31/06	$1.295	$1.505	680

Oppenheimer Capital Appreciation Fund/VA – Service Shares

From 4/28/06* to 12/31/06	$1.000	$1.013	7

Oppenheimer Global Securities Fund/VA – Service Shares

From 4/28/06* to 12/31/06	$1.000	$1.060	19

Oppenheimer Main Street Small Cap Fund/VA – Service Shares

From 4/28/06* to 12/31/06	$1.000	$0.995	4

Phoenix Capital Growth Series

From 12/2/02* to 12/31/02	$1.000	$0.760	1
From 1/1/03 to 12/31/03	$0.760	$0.944	115
From 1/1/04 to 12/31/04	$0.944	$0.973	147
From 1/1/05 to 12/31/05	$0.973	$0.991	154
From 1/1/06 to 12/31/06	$0.991	$1.004	235

Phoenix Growth and Income Series

From 11/1/02* to 12/31/02	$1.000	$0.778	9
From 1/1/03 to 12/31/03	$0.778	$0.973	186
From 1/1/04 to 12/31/04	$0.973	$1.056	593
From 1/1/05 to 12/31/05	$1.056	$1.087	858
From 1/1/06 to 12/31/06	$1.087	$1.251	1,011

Phoenix Money Market Series

From 6/13/02* to 12/31/02	$1.000	$0.996	27
From 1/1/03 to 12/31/03	$0.996	$0.985	160
From 1/1/04 to 12/31/04	$0.985	$0.975	100

*	Date subaccount began operations.

C-8

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From 1/1/05 to 12/31/05	$0.975	$0.982	4,942
From 1/1/06 to 12/31/06	$0.982	$1.007	1,346

Phoenix Multi-Sector Fixed Income Series

From 5/23/02* to 12/31/02	$1.000	$1.073	119
From 1/1/03 to 12/31/03	$1.073	$1.207	1,048
From 1/1/04 to 12/31/04	$1.207	$1.266	527
From 1/1/05 to 12/31/05	$1.266	$1.266	496
From 1/1/06 to 12/31/06	$1.266	$1.328	576

Phoenix Multi-Sector Short Term Bond Series

From 8/8/03* to 12/31/03	$1.000	$1.019	653
From 1/1/04 to 12/31/04	$1.019	$1.054	303
From 1/1/05 to 12/31/05	$1.054	$1.049	556
From 1/1/06 to 12/31/06	$1.049	$1.089	506

Phoenix Strategic Allocation Series

From 5/23/02* to 12/31/02	$1.000	$0.892	93
From 1/1/03 to 12/31/03	$0.892	$1.050	365
From 1/1/04 to 12/31/04	$1.050	$1.108	379
From 1/1/05 to 12/31/05	$1.108	$1.108	339
From 1/1/06 to 12/31/06	$1.108	$1.226	305

Phoenix-Aberdeen International Series

From 6/27/03* to 12/31/03	$1.000	$1.136	129
From 1/1/04 to 12/31/04	$1.136	$1.347	212
From 1/1/05 to 12/31/05	$1.347	$1.569	288
From 1/1/06 to 12/31/06	$1.569	$1.963	949

Phoenix-Alger Small-Cap Growth Series

From 6/25/03* to 12/31/03	$1.000	$1.508	44
From 1/1/04 to 12/31/04	$1.508	$1.513	41
From 1/1/05 to 12/31/05	$1.513	$1.718	45
From 1/1/06 to 12/31/06	$1.718	$2.015	149

Phoenix-Duff & Phelps Real Estate Securities Series

From 5/23/02* to 12/31/02	$1.000	$1.099	70
From 1/1/03 to 12/31/03	$1.099	$1.491	113
From 1/1/04 to 12/31/04	$1.491	$1.972	182
From 1/1/05 to 12/31/05	$1.972	$2.229	246
From 1/1/06 to 12/31/06	$2.229	$3.001	240

Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth

From 2/3/06* to 12/31/06	$1.000	$1.108	107

Phoenix-Sanford Bernstein Mid-Cap Value Series

From 6/13/02* to 12/31/02	$1.000	$0.882	21
From 1/1/03 to 12/31/03	$0.882	$1.221	168
From 1/1/04 to 12/31/04	$1.221	$1.443	908
From 1/1/05 to 12/31/05	$1.443	$1.527	306
From 1/1/06 to 12/31/06	$1.527	$1.723	352

Phoenix-Sanford Bernstein Small-Cap Value Series

* Date subaccount began operations.

C-9

Investment Option	Investment Option Unit Value Beginning of Period		Investment Option Unit Value End of Period		Units Outstanding at End of Period (Thousands)
From 5/23/02* to 12/31/02		$1.000		$0.890	64
From 1/1/03 to 12/31/03		$0.890		$1.257	224
From 1/1/04 to 12/31/04		$1.257		$1.514	345
From 1/1/05 to 12/31/05		$1.514		$1.598	211
From 1/1/06 to 12/31/06		$1.598		$1.832	246

Phoenix-Van Kampen Comstock Series

From 10/9/02* to 12/31/02		$1.000		$0.794	9
From 1/1/03 to 12/31/03		$0.794		$0.966	116
From 1/1/04 to 12/31/04		$0.966		$1.071	309
From 1/1/05 to 12/31/05		$1.071		$1.109	244
From 1/1/06 to 12/31/06		$1.109		$1.317	179

Phoenix-Van Kampen Equity 500 Index Series

From 1/6/04* to 12/31/04		$1.000		$1.029	1,600
From 1/1/05 to 12/31/05		$1.029		$1.048	72
From 1/1/06 to 12/31/06		$1.048		$1.175	156

PIMCO VIT CommodityRealReturnTM Strategy Portfolio – Advisor Class

From 4/28/06* to 12/31/06		$1.000		$0.948	5

Rydex Variable Trust Inverse Government Long Bond Strategy Fund

From 7/1/03* to 12/31/03		$1.000		$1.048	706
From 1/1/04 to 12/31/04		$1.048		$0.920	1,164
From 1/1/05 to 12/31/05		$0.920		$0.856	1,116
From 1/1/06 to 12/31/06		$0.856		$0.909	524

Rydex Variable Trust Nova Fund

From 10/23/03* to 12/31/03		$1.000		$1.211	3
From 1/1/04 to 12/31/04		$1.211		$1.363	30
From 1/1/05 to 12/31/05		$1.363		$1.392	32
From 1/1/06 to 12/31/06		$1.392		$1.631	29

Rydex Variable Trust Sector Rotation Fund

From 10/23/03* to 12/31/03		$1.000		$1.149	6
From 1/1/04 to 12/31/04		$1.149		$1.249	50
From 1/1/05 to 12/31/05		$1.249		$1.395	50
From 1/1/06 to 12/31/06		$1.395		$1.526	33
Sentinel Variable Products Balanced Fund

From __/__/__ to __/__/__	$	___	$	___	$___
From __/__/__ to __/__/__	$	___	$	___	$___
From __/__/__ to __/__/__	$	___	$	___	$___
From __/__/__ to __/__/__	$	___	$	___	$___
Sentinel Variable Products Bond Fund

From __/__/__ to __/__/__	$	___	$	___	$___

* Date subaccount began operations.

C-10

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Sentinel Variable Products Common Stock Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Sentinel Variable Products Mid-Cap Growth Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Sentinel Variable Products Small Company Fund

From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___
From __/__/__ to __/__/__	$___	$___	$___

Templeton Developing Markets Securities Fund – Class 2

From 4/28/06* to 12/31/06	$1.000	$1.064	28

Templeton Foreign Securities Fund – Class 2

From 5/23/02* to 12/31/02	$1.000	$0.837	47
From 1/1/03 to 12/31/03	$0.837	$1.086	200
From 1/1/04 to 12/31/04	$1.086	$1.264	306
From 1/1/05 to 12/31/05	$1.264	$1.368	313
From 1/1/06 to 12/31/06	$1.368	$1.631	245

Templeton Growth Securities Fund – Class 2

From 5/23/02* to 12/31/02	$1.000	$0.823	63
From 1/1/03 to 12/31/03	$0.823	$1.067	271
From 1/1/04 to 12/31/04	$1.067	$1.216	338
From 1/1/05 to 12/31/05	$1.216	$1.300	295
From 1/1/06 to 12/31/06	$1.300	$1.555	381

Wanger International Select

From 11/1/02* to 12/31/02	$1.000	$0.870	1
From 1/1/03 to 12/31/03	$0.870	$1.206	13
From 1/1/04 to 12/31/04	$1.206	$1.473	42
From 1/1/05 to 12/31/05	$1.473	$1.684	55
From 1/1/06 to 12/31/06	$1.684	$2.249	53

Wanger International Small Cap

From 5/23/02* to 12/31/02	$1.000	$0.860	67
From 1/1/03 to 12/31/03	$0.860	$1.258	103
From 1/1/04 to 12/31/04	$1.258	$1.609	176
From 1/1/05 to 12/31/05	$1.609	$1.920	171
From 1/1/06 to 12/31/06	$1.920	$2.587	195

Wanger Select

From 1/28/03* to 12/31/03	$1.000	$1.183	43
From 1/1/04 to 12/31/04	$1.183	$1.386	49
From 1/1/05 to 12/31/05	$1.386	$1.504	71
From 1/1/06 to 12/31/06	$1.504	$1.769	105

* Date subaccount began operations.

C-11

Investment Option	Investment Option Unit Value Beginning of Period	Investment Option Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Wanger U.S. Smaller Companies

From 8/1/02* to 12/31/02	$1.000	$0.822	66
From 1/1/03 to 12/31/03	$0.822	$1.555	219
From 1/1/04 to 12/31/04	$1.555	$1.343	305
From 1/1/05 to 12/31/05	$1.343	$1.467	277
From 1/1/06 to 12/31/06	$1.467	$1.554	242

* Date subaccount began operations.

C-12

APPENDIX D – Numerical Examples related to New York GMWB 5/New York GMWB 7

Example 1:

Withdrawal Limit Percentage:	5%
Initial Premium Payment:	$100,000
Benefit Amount on the Rider Date:	$105,000

You make withdrawals equal to the Withdrawal Limit $5,250 (5% x $105,000) each Rider Year for the first seven Rider Years. The last withdrawal reduces the Contract Value to zero. At this point, the remaining Benefit Amount is $68,250 ($105,000 – (7 x $5,250) and the Withdrawal Limit is still $5,250. In the month following the date the Contract Value is reduced to zero, monthly GMWB annuity payments commence, in an amount equal to $437.50 (1/12 x $5,250). These payments will continue for 156 months.

Example 2:

Withdrawal Limit Percentage:	7%
Initial Premium Payment:	$100,000
Benefit Amount on the Rider Date:	$105,000

You make withdrawals equal to the Withdrawal Limit $7,350 (7% x $105,000) each Rider Year for the first seven Rider Years. The last withdrawal reduces the Contract Value to zero. At this point, the remaining Benefit Amount is $53,550 ($105,000 – (7 x $7,350)) and the Withdrawal Limit is still $7,350. In the month following the date the Contract Value is reduced to zero, monthly GMWB annuity payments commence, in an amount equal to $612.50 (1/12 x $7,350). These payments will continue for 88 months.

Example 3:

Withdrawal Limit Percentage:	5%
Initial Premium Payment:	$100,000
Benefit Amount on the Rider Date:	$105,000

The Withdrawal Limit is equal to $5,250 ($105,000 x 5%) on the Rider Date. You make gross withdrawals equal to $10,000 each Rider Year for the first six Rider Years. The Contract Value is less than the Benefit Amount at the time of each withdrawal. Since withdrawals exceed the Withdrawal Limit and the Contract Value is less than the Benefit Amount, the Benefit Amount is set equal to the Contract Value after each withdrawal. Similarly, the Withdrawal Limit is set equal to the 5% of Benefit Amount after each withdrawal.

For example, prior to the first withdrawal, the Contract Value is equal to $89,665. The withdrawal exceeds the Withdrawal Limit and the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal ($105,000). Therefore, the Benefit Amount after the withdrawal is equal to $79,665 ($89,665 - $10,000) and the Withdrawal Limit is equal to $3,983 ($79,665 x 5%).

A withdrawal of $3,132 in the seventh Rider Year reduces the Contract Value to zero. This withdrawal exceeds the Withdrawal Limit and reduces the Benefit Amount and Withdrawal Limit to zero

Example 4:

Withdrawal Limit Percentage:	5%
Initial Premium Payment:	$100,000
Benefit Amount on the Rider Date:	$105,000

You make withdrawals equal to the Withdrawal Limit $5,250 (5% x $105,000) each Rider Year for the first six Rider Years. At this point, the remaining Benefit Amount is $73,500 ($105,000 – (6 x $5,250) and the Withdrawal Limit is still $5,250. You make a Premium Payment of $100,000 at the beginning of the seventh Rider Year. The new Benefit Amount is equal to $176,925 [($100,000 + $100,000 – ($5,250 x 6) x 105%]. The new Withdrawal Limit is equal to $8,846 (5% x $176,925). You make withdrawals equal to $8,846 starting in the eighth Rider Year. A withdrawal of $2,780 reduces the Contract Value to zero in the 15th Rider Year. In the month following the date the Contract Value is reduced to zero, monthly GMWB annuity payments commence, in an amount equal to $737.19 (1/12 x $8,846.25). These payments will continue for 153 months.

D-1

PART B

Phoenix Investor’s Edge®

PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT (“SEPARATE ACCOUNT”)

PHOENIX LIFE INSURANCE COMPANY

(fka, Phoenix Home Life Mutual Insurance Company – 6/25/01)

VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT

Statement of Additional Information

Home Office:	Phoenix Life Insurance Company
Phoenix Life Insurance Company	Annuity Operations Division
One American Row	PO Box 8027
Hartford, Connecticut 06103-2899	Boston, Massachusetts 02266-8027

May 1, 2008

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2008. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company (“Phoenix”) at the above address or by calling 800/541-0171.

1

Phoenix Life Insurance Company

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by “demutualizing” pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company (“Phoenix”). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation. Our executive and our main administrative offices are at One American Row, Hartford, Connecticut, 06103-2899. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

Underwriter

Phoenix Equity Planning Corporation (“PEPCO”), an affiliate of Phoenix, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Phoenix.

Services

Servicing Agent

The Phoenix Edge Series Fund reimburses Phoenix for various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through policies and annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company.

The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2008 is 0.    % of the fund’s average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2005	$1.9 million
2006	$1. 5 million
2007	$ __million

Other Service Providers

Under a contract with Phoenix Life Insurance Company (“PLIC”), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the contract owner, for use in conjunction with the contract. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2005	$86,000
2006	$101,000
2007	$______

Under an Administrative and Accounting Services Agreement between PFPC, INC. (PFPC) and the Company, PFPC provides certain services related to the Separate Account. These services include computing subaccount unit value for each subaccount of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PFPC fees for these services. The total fee includes a flat annual charge per subaccount, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PFPC the fees listed below for services provided to the Separate Account, other separate accounts of the Company, and separate accounts of insurance company affiliates of the Company.

Year ended December 31	Fee Paid
2005		$548,916.200
2006		$537,086.622
2007	$	__________

Performance History

From time to time, the Separate Account may include the performance history of any or all investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix Money Market investment option, as yield of the Phoenix Multi-Sector Fixed Income investment option and as total return of any investment option. For the Phoenix Multi-Sector Fixed Income investment option, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

When an investment option advertises its standardized average annual total return, it usually will be calculated for one, five and ten years or since inception if the investment option has not been in existence for at least ten years. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the

2

reinvestment of all distributions at net asset value and the deduction of all applicable contract and surrender charges except for premium taxes (which vary by state).

Standardized performance includes the following charges: total operating expenses of the underlying investment option, mortality and expense risk charges, daily administrative fees, annual contract fee and deferred surrender charges. It is assumed that a $1,000 investment is made at the beginning of each time period. It is assumed that the entire investment is surrendered at the end of each time period.

Non-Standardized Performance includes the following charges: total operating expenses of the underlying investment option, mortality and expense risk charges, and daily administrative fees. It is assumed that a $1,000 investment is made at the beginning of each time period. The annual contract fee and deferred surrender charges are not included.

For those investment options within the Separate Account that have not been available for one of the quoted periods, the average annual total return quotation will be blank.

3

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for

Contracts with Death Benefit Option 1

Investment Option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
AIM V.I. Capital Appreciation Fund	3/30/2001	-2.75%	2.04%		1.08%
AIM V.I. Core Equity Fund	4/21/2006				1.15%
AIM V.I. Mid Cap Core Equity	12/1/2004	2.11%			5.63%
Alger American Leveraged AllCap Portfolio	6/5/2000	10.00%	3.77%		-4.21%
DWS Equity 500 Index VIP	10/29/2001	6.32%	4.04%		5.14%
Federated Fund For U.S. Government Securities II	7/15/1999	-4.87%	2.40%		3.40%
Federated High Income Bond Fund II - Primary Shares	7/15/1999	1.68%	7.37%		2.93%
Fidelity VIP Contrafund® Portfolio	6/5/2000	2.46%	9.89%		3.86%
Fidelity VIP Growth Opportunities Portfolio	6/5/2000	-3.73%	2.61%		-3.15%
Fidelity VIP Growth Portfolio	6/5/2000	-2.32%	-0.25%		-5.72%
Fidelity VIP Investment Grade Bond Portfolio	1/29/2007
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund	4/28/2006				3.58%
Lazard Retirement Small-Cap Portfolio	4/25/2005	6.86%			9.62%
Lord Abbett Bond-Debenture Portfolio	4/20/2005	0.23%			2.74%
Lord Abbett Growth and Income Portfolio	4/20/2005	8.05%			10.42%
Lord Abbett Mid-Cap Value Portfolio	4/20/2005	3.09%			10.53%
Mutual Shares Securities Fund	5/1/2000	9.14%	8.31%		8.44%
Neuberger Berman AMT Fasciano Portfolio	4/28/2006				-10.78%
Neuberger Berman AMT Guardian Portfolio	4/28/2006				-1.87%
Oppenheimer Capital Appreciation Fund/VA	4/28/2006				-5.84%
Oppenheimer Global Securities Fund/VA	4/28/2006				-1.13%
Oppenheimer Main Street Small Cap Fund/VA	4/28/2006				-7.60%
Phoenix Capital Growth Series	12/7/1994	-5.78%	-0.44%	-0.15%	2.84%
Phoenix Growth and Income Series	3/2/1998	7.96%	4.18%		3.79%
Phoenix Mid-Cap Growth Series	3/2/1998	-4.88%	-1.63%		3.06%
Phoenix Money Market Series	12/7/1994	-4.60%	0.19%	1.68%	2.00%
Phoenix Multi-Sector Fixed Income Series	12/7/1994	-2.21%	6.06%	4.56%	6.28%
Phoenix Multi-Sector Short Term Bond Series	6/2/2003	-3.32%			2.48%
Phoenix Strategic Allocation Series	12/7/1994	3.54%	3.65%	6.22%	7.14%
Phoenix-Aberdeen International Series	12/7/1994	17.98%	13.44%	7.42%	7.96%
Phoenix-Alger Small-Cap Growth Series	8/12/2002	10.19%			17.42%
Phoenix-Duff & Phelps Real Estate Securities Series	5/1/1995	27.52%	24.76%	14.57%	16.50%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth	2/3/2006				3.74%
Phoenix-S&P Dynamic Asset Allocation Series: Growth	2/3/2006				1.14%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate	2/3/2006				-3.08%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth	2/3/2006				-0.04%
Phoenix-Sanford Bernstein Mid-Cap Value Series	3/2/1998	5.72%	11.99%		7.42%
Phoenix-Sanford Bernstein Small-Cap Value Series	11/20/2000	7.53%	13.18%		14.14%
Phoenix-Van Kampen Comstock Series	3/2/1998	11.61%	4.97%		6.78%
Phoenix-Van Kampen Equity 500 Index Series	7/14/1997	5.03%	2.78%		3.41%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio	4/28/2006				-11.90%
PIMCO VIT Real Return Portfolio	4/28/2006				-5.97%
PIMCO VIT Total Return Portfolio	4/28/2006				-4.16%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	6/2/2003	-0.97%			-2.58%
Rydex Variable Trust Nova Fund	6/2/2003	10.01%			14.72%
Rydex Variable Trust Sector Rotation Fund	6/2/2003	2.26%			12.62%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund

4

Investment Option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund	5/1/1997	18.69%	23.34%		2.98%
Templeton Foreign Securities Fund	5/1/1997	12.15%	9.36%		5.91%
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund	5/1/2000	12.51%	8.71%		6.65%
Van Kampen UIF Equity and Income Portfolio	4/28/2006				-0.25%
Wanger International Select	2/1/1999	26.47%	16.65%		13.54%
Wanger International Small Cap	5/1/1995	27.61%	20.63%	13.21%	16.57%
Wanger Select	2/1/1999	10.43%	11.80%		13.20%
Wanger U.S. Smaller Companies	5/1/1995	-1.20%	9.17%	9.88%	13.24%

*	The “Since Inception” column will be blank if there is less than one year’s experience or if the fund was unavailable to investors.

5

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for

Contracts with Death Benefit Option 2

Investment Option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
AIM V.I. Capital Appreciation Fund	3/30/2001	-2.91%	1.89%		0.93%
AIM V.I. Core Equity Fund	4/21/2006				1.03%
AIM V.I. Mid Cap Core Equity	12/1/2004	1.95%			5.46%
Alger American Leveraged AllCap Portfolio	6/5/2000	9.83%	3.61%		-4.36%
DWS Equity 500 Index VIP	10/29/2001	6.15%	3.88%		4.98%
Federated Fund For U.S. Government Securities II	7/15/1999	-5.03%	2.24%		3.24%
Federated High Income Bond Fund II - Primary Shares	7/15/1999	1.52%	7.21%		2.77%
Fidelity VIP Contrafund® Portfolio	6/5/2000	2.29%	9.72%		3.70%
Fidelity VIP Growth Opportunities Portfolio	6/5/2000	-3.89%	2.46%		-3.30%
Fidelity VIP Growth Portfolio	6/5/2000	-2.48%	-0.40%		-5.87%
Fidelity VIP Investment Grade Bond Portfolio	1/29/2007
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund	4/28/2006				3.47%
Lazard Retirement Small-Cap Portfolio	4/25/2005	6.69%			9.44%
Lord Abbett Bond-Debenture Portfolio	4/20/2005	0.07%			2.57%
Lord Abbett Growth and Income Portfolio	4/20/2005	7.87%			10.24%
Lord Abbett Mid-Cap Value Portfolio	4/20/2005	2.92%			10.35%
Mutual Shares Securities Fund	5/1/2000	8.96%	8.15%		8.28%
Neuberger Berman AMT Fasciano Portfolio	4/28/2006				-10.87%
Neuberger Berman AMT Guardian Portfolio	4/28/2006				-1.98%
Oppenheimer Capital Appreciation Fund/VA	4/28/2006				-5.95%
Oppenheimer Global Securities Fund/VA	4/28/2006				-1.24%
Oppenheimer Main Street Small Cap Fund/VA	4/28/2006				-7.69%
Phoenix Capital Growth Series	12/7/1994	-5.93%	-0.59%	-0.30%	2.68%
Phoenix Growth and Income Series	3/2/1998	7.78%	4.02%		3.63%
Phoenix Mid-Cap Growth Series	3/2/1998	-5.04%	-1.78%		2.91%
Phoenix Money Market Series	12/7/1994	-4.76%	0.03%	1.52%	1.84%
Phoenix Multi-Sector Fixed Income Series	12/7/1994	-2.37%	5.90%	4.40%	6.12%
Phoenix Multi-Sector Short Term Bond Series	6/2/2003	-3.48%			2.33%
Phoenix Strategic Allocation Series	12/7/1994	3.37%	3.50%	6.06%	6.98%
Phoenix-Aberdeen International Series	12/7/1994	17.79%	13.26%	7.26%	7.79%
Phoenix-Alger Small-Cap Growth Series	8/12/2002	10.01%			17.24%
Phoenix-Duff & Phelps Real Estate Securities Series	5/1/1995	27.31%	24.57%	14.39%	16.32%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth	2/3/2006				3.59%
Phoenix-S&P Dynamic Asset Allocation Series: Growth	2/3/2006				0.99%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate	2/3/2006				-3.22%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth	2/3/2006				-0.19%
Phoenix-Sanford Bernstein Mid-Cap Value Series	3/2/1998	5.55%	11.82%		7.26%
Phoenix-Sanford Bernstein Small-Cap Value Series	11/20/2000	7.35%	13.00%		13.97%
Phoenix-Van Kampen Comstock Series	3/2/1998	11.43%	4.81%		6.62%
Phoenix-Van Kampen Equity 500 Index Series	7/14/1997	4.86%	2.63%		3.25%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio	4/28/2006				-11.99%
PIMCO VIT Real Return Portfolio	4/28/2006				-6.08%
PIMCO VIT Total Return Portfolio	4/28/2006				-4.26%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	6/2/2003	-1.13%			-2.73%
Rydex Variable Trust Nova Fund	6/2/2003	9.84%			14.55%
Rydex Variable Trust Sector Rotation Fund	6/2/2003	2.09%			12.45%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund

6

Investment Option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund	5/1/1997	18.50%	23.16%		2.82%
Templeton Foreign Securities Fund	5/1/1997	11.97%	9.20%		5.75%
Templeton Global Asset Allocation Fund	11/28/1988
Templeton Growth Securities Fund	5/1/2000	12.33%	8.54%		6.49%
Van Kampen UIF Equity and Income Portfolio	4/28/2006				-0.36%
Wanger International Select	2/1/1999	26.26%	16.47%		13.36%
Wanger International Small Cap	5/1/1995	27.40%	20.45%	13.04%	16.39%
Wanger Select	2/1/1999	10.26%	11.63%		13.03%
Wanger U.S. Smaller Companies	5/1/1995	-1.36%	9.00%	9.71%	13.07%

*	The “Since Inception” column will be blank if there is less than one year's experience or if the fund was unavailable to investors.

7

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for

Contracts with Death Benefit Option 3**

Investment option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
AIM V.I. Capital Appreciation Fund	3/30/2001	-3.07%	1.73%		0.77%
AIM V.I. Core Equity Fund	4/21/2006				0.92%
AIM V.I. Mid Cap Core Equity	12/1/2004	1.78%			5.29%
Alger American Leveraged AllCap Portfolio	6/5/2000	9.65%	3.45%		-4.50%
DWS Equity 500 Index VIP	10/29/2001	5.98%	3.72%		4.82%
Federated Fund For U.S. Government Securities II	7/15/1999	-5.18%	2.09%		3.08%
Federated High Income Bond Fund II - Primary Shares	7/15/1999	1.35%	7.04%		2.62%
Fidelity VIP Contrafund® Portfolio	6/5/2000	2.12%	9.55%		3.54%
Fidelity VIP Growth Opportunities Portfolio	6/5/2000	-4.04%	2.30%		-3.44%
Fidelity VIP Growth Portfolio	6/5/2000	-2.64%	-0.55%		-6.01%
Fidelity VIP Investment Grade Bond Portfolio	1/29/2007
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund	4/28/2006				3.36%
Lazard Retirement Small-Cap Portfolio	4/25/2005	6.51%			9.27%
Lord Abbett Bond-Debenture Portfolio	4/20/2005	-0.10%			2.41%
Lord Abbett Growth and Income Portfolio	4/20/2005	7.70%			10.07%
Lord Abbett Mid-Cap Value Portfolio	4/20/2005	2.75%			10.17%
Mutual Shares Securities Fund	5/1/2000	8.78%	7.98%		8.11%
Neuberger Berman AMT Fasciano Portfolio	4/28/2006				-10.96%
Neuberger Berman AMT Guardian Portfolio	4/28/2006				-2.08%
Oppenheimer Capital Appreciation Fund/VA	4/28/2006				-6.05%
Oppenheimer Global Securities Fund/VA	4/28/2006				-1.35%
Oppenheimer Main Street Small Cap Fund/VA	4/28/2006				-7.79%
Phoenix Capital Growth Series	12/31/1982	-6.09%	-0.75%	-0.45%	8.90%
Phoenix Growth and Income Series	3/2/1998	7.61%	3.86%		3.48%
Phoenix Mid-Cap Growth Series	3/2/1998	-5.19%	-1.93%		2.75%
Phoenix Money Market Series	10/8/1982	-4.91%	-0.12%	1.37%	3.14%
Phoenix Multi-Sector Fixed Income Series	12/31/1982	-2.53%	5.74%	4.24%	6.91%
Phoenix Multi-Sector Short Term Bond Series	6/2/2003	-3.64%			2.17%
Phoenix Strategic Allocation Series	9/17/1984	3.20%	3.34%	5.90%	8.36%
Phoenix-Aberdeen International Series	5/1/1990	17.60%	13.09%	7.10%	6.81%
Phoenix-Alger Small-Cap Growth Series	8/12/2002	9.83%			17.06%
Phoenix-Duff & Phelps Real Estate Securities Series	5/1/1995	27.11%	24.38%	14.22%	16.15%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth	2/3/2006				3.43%
Phoenix-S&P Dynamic Asset Allocation Series: Growth	2/3/2006				0.84%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate	2/3/2006				-3.37%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth	2/3/2006				-0.33%
Phoenix-Sanford Bernstein Mid-Cap Value Series	3/2/1998	5.38%	11.65%		7.10%
Phoenix-Sanford Bernstein Small-Cap Value Series	11/20/2000	7.18%	12.83%		13.80%
Phoenix-Van Kampen Comstock Series	3/2/1998	11.25%	4.65%		6.45%
Phoenix-Van Kampen Equity 500 Index Series	7/14/1997	4.69%	2.47%		3.09%
PIMCO VIT CommodityRealReturn™ Strategy Portfolio	4/28/2006				-12.08%
PIMCO VIT Real Return Portfolio	4/28/2006				-6.18%
PIMCO VIT Total Return Portfolio	4/28/2006				-4.37%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	6/2/2003	-1.29%			-2.88%
Rydex Variable Trust Nova Fund	6/2/2003	9.66%			14.37%
Rydex Variable Trust Sector Rotation Fund	6/2/2003	1.92%			12.28%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund

8

Investment option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund	5/1/1997	18.31%	22.97%		2.67%
Templeton Foreign Securities Fund	5/1/1997	11.79%	9.03%		5.59%
Templeton Global Asset Allocation Fund	11/28/1988
Templeton Growth Securities Fund	5/1/2000	12.14%	8.38%		6.33%
Van Kampen UIF Equity and Income Portfolio	4/28/2006				-0.47%
Wanger International Select	2/1/1999	26.06%	16.29%		13.19%
Wanger International Small Cap	5/1/1995	27.20%	20.26%	12.87%	16.22%
Wanger Select	2/1/1999	10.08%	11.46%		12.86%
Wanger U.S. Smaller Companies	5/1/1995	-1.52%	8.84%	9.55%	12.90%

*	The “Since Inception” column will be blank if there is less than one year’s experience or if the fund was unavailable to investors.
**	This death benefit option was not available after May 1, 2007.

9

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for

Contracts with Death Benefit Option 3 with Accumulation Enhancement**

Investment Option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
AIM V.I. Capital Appreciation Fund	3/30/2001	-3.07%	1.73%		0.77%
AIM V.I. Core Equity Fund	4/21/2006				0.92%
AIM V.I. Mid Cap Core Equity	12/1/2004	1.78%			5.29%
Alger American Leveraged AllCap Portfolio	6/5/2000	9.65%	3.45%		-4.50%
DWS Equity 500 Index VIP	10/29/2001	5.98%	3.72%		4.82%
Federated Fund For U.S. Government Securities II	7/15/1999	-5.18%	2.09%		3.08%
Federated High Income Bond Fund II - Primary Shares	7/15/1999	1.35%	7.04%		2.62%
Fidelity VIP Contrafund® Portfolio	6/5/2000	2.12%	9.55%		3.54%
Fidelity VIP Growth Opportunities Portfolio	6/5/2000	-4.04%	2.30%		-3.44%
Fidelity VIP Growth Portfolio	6/5/2000	-2.64%	-0.55%		-6.01%
Fidelity VIP Investment Grade Bond Portfolio	1/29/2007
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund	4/28/2006				3.36%
Lazard Retirement Small-Cap Portfolio	4/25/2005	6.51%			9.27%
Lord Abbett Bond-Debenture Portfolio	4/20/2005	-0.10%			2.41%
Lord Abbett Growth and Income Portfolio	4/20/2005	7.70%			10.07%
Lord Abbett Mid-Cap Value Portfolio	4/20/2005	2.75%			10.17%
Mutual Shares Securities Fund	5/1/2000	8.78%	7.98%		8.11%
Neuberger Berman AMT Fasciano Portfolio	4/28/2006				-10.96%
Neuberger Berman AMT Guardian Portfolio	4/28/2006				-2.08%
Oppenheimer Capital Appreciation Fund/VA	4/28/2006				-6.05%
Oppenheimer Global Securities Fund/VA	4/28/2006				-1.35%
Oppenheimer Main Street Small Cap Fund/VA	4/28/2006				-7.79%
Phoenix Capital Growth Series	12/31/1982	-6.09%	-0.75%	-0.45%	8.90%
Phoenix Growth and Income Series	3/2/1998	7.61%	3.86%		3.48%
Phoenix Mid-Cap Growth Series	3/2/1998	-5.19%	-1.93%		2.75%
Phoenix Money Market Series	10/8/1982	-4.91%	-0.12%	1.37%	3.14%
Phoenix Multi-Sector Fixed Income Series	12/31/1982	-2.53%	5.74%	4.24%	6.91%
Phoenix Multi-Sector Short Term Bond Series	6/2/2003	-3.64%			2.17%
Phoenix Strategic Allocation Series	9/17/1984	3.20%	3.34%	5.90%	8.36%
Phoenix-Aberdeen International Series	5/1/1990	17.60%	13.09%	7.10%	6.81%
Phoenix-Alger Small-Cap Growth Series	8/12/2002	9.83%			17.06%
Phoenix-Duff & Phelps Real Estate Securities Series	5/1/1995	27.11%	24.38%	14.22%	16.15%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth	2/3/2006				3.43%
Phoenix-S&P Dynamic Asset Allocation Series: Growth	2/3/2006				0.84%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate	2/3/2006				-3.37%
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth	2/3/2006				-0.33%
Phoenix-Sanford Bernstein Mid-Cap Value Series	3/2/1998	5.38%	11.65%		7.10%
Phoenix-Sanford Bernstein Small-Cap Value Series	11/20/2000	7.18%	12.83%		13.80%
Phoenix-Van Kampen Comstock Series	3/2/1998	11.25%	4.65%		6.45%
Phoenix-Van Kampen Equity 500 Index Series	7/14/1997	4.69%	2.47%		3.09%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio	4/28/2006				-12.08%
PIMCO VIT Real Return Portfolio	4/28/2006				-6.18%
PIMCO VIT Total Return Portfolio	4/28/2006				-4.37%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	6/2/2003	-1.29%			-2.88%
Rydex Variable Trust Nova Fund	6/2/2003	9.66%			14.37%
Rydex Variable Trust Sector Rotation Fund	6/2/2003	1.92%			12.28%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund

10

Investment Option	Inception Date	1 Year	5 Years	10 Years	Since Inception*
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund	5/1/1997	18.31%	22.97%		2.67%
Templeton Foreign Securities Fund	5/1/1997	11.79%	9.03%		5.59%
Templeton Global Asset Allocation Fund	11/28/1988
Templeton Growth Securities Fund	5/1/2000	12.14%	8.38%		6.33%
Van Kampen UIF Equity and Income Portfolio	4/28/2006				-0.47%
Wanger International Select	2/1/1999	26.06%	16.29%		13.19%
Wanger International Small Cap	5/1/1995	27.20%	20.26%	12.87%	16.22%
Wanger Select	2/1/1999	10.08%	11.46%		12.86%
Wanger U.S. Smaller Companies	5/1/1995	-1.52%	8.84%	9.55%	12.90%

*	The “Since Inception” column will be blank if there is less than one year’s experience or if the fund was unavailable to investors.
**	This death benefit option was not available after May 1, 2007.

11

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 1

Investment Option	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
AIM V.I. Capital Appreciation Fund	17.35%	42.25%	-12.36%	-24.55%	-25.61%	27.38%	4.87%	7.05%	4.55%
AIM V.I. Core Equity Fund	25.60%	32.05%	-15.95%	-24.11%	-16.97%	22.39%	7.18%	3.59%	14.79%
AIM V.I. Mid Cap Core Equity Fund					-12.56%	25.23%	11.95%	5.85%	9.41%
Alger American Leveraged AllCap Portfolio	55.25%	75.15%	-26.07%	-17.33%	-35.00%	32.51%	6.40%	12.57%	17.30%
DWS Equity 500 Index VIP	26.61%	18.42%	-10.72%	-13.65%	-23.60%	26.04%	8.77%	2.96%	13.62%
Federated Fund For U.S. Government Securities II	5.90%	-2.22%	9.17%	5.27%	7.25%	0.68%	1.90%	0.35%	2.43%
Federated High Income Bond Fund II – Primary Shares	1.02%	0.64%	-10.51%	-0.30%	-0.28%	20.20%	8.64%	0.97%	8.98%
Fidelity VIP Contrafund® Portfolio	27.81%	22.12%	-8.24%	-13.81%	-10.92%	26.24%	13.44%	14.93%	9.76%
Fidelity VIP Growth Opportunities Portfolio	22.47%	2.48%	-18.54%	-15.86%	-23.21%	27.52%	5.29%	7.07%	3.57%
Fidelity VIP Growth Portfolio	37.10%	35.04%	-12.52%	-19.08%	-31.35%	30.59%	1.56%	3.94%	4.98%
Fidelity VIP Investment Grade Bond Portfolio				6.52%	8.40%	3.34%	2.61%	0.41%	2.60%
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund			17.48%	-0.90%	-2.24%	29.56%	11.99%	-0.05%	16.30%
Lazard Retirement Small-Cap Portfolio	-4.80%	3.41%	19.07%	16.68%	-19.03%	34.98%	13.00%	2.29%	14.16%
Lord Abbett Bond-Debenture Portfolio					6.16%	16.07%	6.12%	-0.35%	7.53%
Lord Abbett Growth and Income Portfolio	11.04%	14.83%	13.89%	-8.25%	-19.38%	28.87%	10.80%	1.55%	15.35%
Lord Abbett Mid-Cap Value Portfolio			49.95%	6.27%	-11.26%	22.71%	22.01%	6.45%	10.39%
Mutual Shares Securities Fund	-1.82%	11.72%	11.40%	5.28%	-13.27%	23.08%	10.77%	8.74%	16.43%
Neuberger Berman AMT Fasciano Portfolio						23.02%	10.04%	1.22%	3.53%
Neuberger Berman AMT Guardian Portfolio						29.24%	13.65%	6.38%	11.17%
Oppenheimer Capital Appreciation Fund/VA					-28.28%	28.55%	4.87%	3.15%	5.92%
Oppenheimer Global Securities Fund/VA				-13.62%	-23.64%	40.53%	16.93%	12.20%	15.44%
Oppenheimer Main Street Small Cap Fund/VA					-17.31%	41.89%	17.22%	7.92%	12.78%
Phoenix Capital Growth Series	27.89%	27.57%	-19.13%	-35.67%	-26.05%	24.40%	3.24%	2.01%	1.52%
Phoenix Growth and Income Series		15.10%	-8.14%	-9.68%	-23.79%	25.36%	8.65%	3.08%	15.26%
Phoenix Mid-Cap Growth Series		43.27%	11.89%	-26.36%	-33.62%	26.71%	4.96%	2.47%	2.42%
Phoenix Money Market Series	3.38%	3.11%	4.31%	2.11%	-0.25%	-0.98%	-0.87%	0.89%	2.70%
Phoenix Multi-Sector Fixed Income Series	-5.72%	3.73%	4.74%	4.34%	8.19%	12.69%	5.07%	0.11%	5.09%
Phoenix Multi-Sector Short Term Bond Series							3.60%	-0.30%	3.98%
Phoenix Strategic Allocation Series	18.82%	9.45%	-1.06%	0.19%	-13.04%	17.90%	5.69%	0.12%	10.84%
Phoenix-Aberdeen International Series	25.85%	27.40%	-17.19%	-25.30%	-16.21%	29.69%	18.79%	16.62%	25.28%
Phoenix-Alger Small-Cap Growth Series						50.86%	0.44%	13.74%	17.49%
Phoenix-Duff & Phelps Real Estate Securities Series	-22.50%	3.07%	28.66%	4.86%	10.23%	35.99%	32.47%	13.21%	34.82%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
Phoenix-S&P Dynamic Asset Allocation Series: Growth
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
Phoenix-Sanford Bernstein Mid-Cap Value Series		-11.76%	15.00%	20.96%	-10.06%	38.65%	18.42%	5.96%	13.02%
Phoenix-Sanford Bernstein Small-Cap Value Series				13.85%	-10.05%	41.49%	20.65%	5.69%	14.83%
Phoenix-Van Kampen Comstock Series		22.30%	30.03%	-19.32%	-23.22%	21.83%	11.05%	3.69%	18.91%
Phoenix-Van Kampen Equity 500 Index Series	29.53%	16.89%	-12.92%	-13.36%	-24.94%	24.15%	8.02%	1.99%	12.33%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio

12

Investment Option	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Rydex Variable Trust Inverse Government Long Bond Strategy Fund							-12.14%	-6.80%	6.33%
Rydex Variable Trust Nova Fund	27.94%	21.25%	-21.60%	-24.84%	-36.78%	36.91%	12.73%	2.26%	17.31%
Rydex Variable Trust Sector Rotation Fund						27.76%	8.89%	11.84%	9.56%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund	-22.34%	50.80%	-33.16%	-9.60%	-1.78%	50.49%	22.67%	25.35%	25.99%
Templeton Foreign Securities Fund	7.26%	21.24%	-3.96%	-17.39%	-19.91%	30.03%	16.57%	8.36%	19.45%
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund	6.93%	18.86%	-0.18%	-2.93%	-19.84%	29.96%	14.11%	7.07%	19.81%
Van Kampen UIF Equity and Income Portfolio							9.69%	5.63%	10.73%
Wanger International Select			-3.18%	-27.83%	-16.69%	38.91%	22.29%	14.52%	33.77%
Wanger International Small Cap	14.44%	122.82%	-29.04%	-22.57%	-15.25%	46.41%	28.12%	19.53%	34.91%
Wanger Select			7.67%	7.29%	-9.14%	28.57%	17.34%	8.67%	17.74%
Wanger U.S. Smaller Companies	6.92%	23.04%	-9.67%	9.55%	-18.18%	40.86%	16.38%	9.43%	6.10%

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

13

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 2

Investment Option	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
AIM V.I. Capital Appreciation Fund	17.18%	42.04%	-12.50%	-24.66%	-25.72%	27.19%	4.71%	6.89%	4.39%
AIM V.I. Core Equity Fund	25.41%	31.85%	-16.08%	-24.22%	-17.09%	22.20%	7.02%	3.44%	14.62%
AIM V.I. Mid Cap Core Equity Fund					-12.69%	25.05%	11.78%	5.69%	9.25%
Alger American Leveraged AllCap Portfolio	55.02%	74.89%	-26.18%	-17.45%	-35.10%	32.30%	6.24%	12.39%	17.13%
DWS Equity 500 Index VIP	26.42%	18.24%	-10.85%	-13.78%	-23.72%	25.85%	8.60%	2.80%	13.45%
Federated Fund For U.S. Government Securities II	5.74%	-2.37%	9.01%	5.11%	7.09%	0.52%	1.75%	0.20%	2.27%
Federated High Income Bond Fund II – Primary Shares	0.87%	0.49%	-10.65%	-0.45%	-0.44%	20.02%	8.47%	0.82%	8.82%
Fidelity VIP Contrafund® Portfolio	27.62%	21.93%	-8.38%	-13.94%	-11.06%	26.04%	13.26%	14.75%	9.59%
Fidelity VIP Growth Opportunities Portfolio	22.29%	2.32%	-18.66%	-15.99%	-23.32%	27.33%	5.13%	6.91%	3.41%
Fidelity VIP Growth Portfolio	36.90%	34.84%	-12.65%	-19.21%	-31.46%	30.39%	1.40%	3.78%	4.82%
Fidelity VIP Investment Grade Bond Portfolio				6.36%	8.23%	3.19%	2.45%	0.26%	2.44%
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund			17.31%	-1.05%	-2.38%	29.37%	11.82%	-0.20%	16.13%
Lazard Retirement Small-Cap Portfolio	-4.94%	3.25%	18.90%	16.50%	-19.15%	34.77%	12.83%	2.14%	13.99%
Lord Abbett Bond-Debenture Portfolio					6.00%	15.90%	5.96%	-0.51%	7.37%
Lord Abbett Growth and Income Portfolio	10.87%	14.66%	13.72%	-8.39%	-19.50%	28.68%	10.64%	1.40%	15.17%
Lord Abbett Mid-Cap Value Portfolio			49.73%	6.11%	-11.39%	22.53%	21.82%	6.29%	10.22%
Mutual Shares Securities Fund	-1.97%	11.55%	11.23%	5.12%	-13.40%	22.90%	10.61%	8.57%	16.26%
Neuberger Berman AMT Fasciano Portfolio						22.83%	9.88%	1.07%	3.37%
Neuberger Berman AMT Guardian Portfolio						29.05%	13.48%	6.22%	11.00%
Oppenheimer Capital Appreciation Fund/VA					-28.39%	28.36%	4.71%	3.00%	5.76%
Oppenheimer Global Securities Fund/VA				-13.75%	-23.75%	40.31%	16.75%	12.03%	15.26%
Oppenheimer Main Street Small Cap Fund/VA					-17.43%	41.67%	17.05%	7.76%	12.61%
Phoenix Capital Growth Series	27.70%	27.38%	-19.25%	-35.77%	-26.17%	24.21%	3.08%	1.85%	1.37%
Phoenix Growth and Income Series		14.93%	-8.27%	-9.82%	-23.91%	25.17%	8.49%	2.92%	15.08%
Phoenix Mid-Cap Growth Series		43.06%	11.73%	-26.48%	-33.72%	26.52%	4.80%	2.31%	2.26%
Phoenix Money Market Series	3.22%	2.96%	4.15%	1.95%	-0.40%	-1.13%	-1.02%	0.74%	2.54%
Phoenix Multi-Sector Fixed Income Series	-5.86%	3.58%	4.59%	4.18%	8.02%	12.51%	4.91%	-0.04%	4.93%
Phoenix Multi-Sector Short Term Bond Series							3.44%	-0.46%	3.82%
Phoenix Strategic Allocation Series	18.64%	9.28%	-1.20%	0.04%	-13.17%	17.72%	5.53%	-0.04%	10.67%
Phoenix-Aberdeen International Series	25.66%	27.21%	-17.32%	-25.42%	-16.34%	29.49%	18.61%	16.44%	25.09%
Phoenix-Alger Small-Cap Growth Series						50.63%	0.28%	13.57%	17.31%
Phoenix-Duff & Phelps Real Estate Securities Series	-22.62%	2.91%	28.47%	4.70%	10.07%	35.78%	32.27%	13.03%	34.61%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
Phoenix-S&P Dynamic Asset Allocation Series: Growth
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
Phoenix-Sanford Bernstein Mid-Cap Value Series		-11.89%	14.83%	20.78%	-10.20%	38.44%	18.24%	5.80%	12.85%
Phoenix-Sanford Bernstein Small-Cap Value Series				13.68%	-10.18%	41.28%	20.47%	5.53%	14.65%
Phoenix-Van Kampen Comstock Series		22.12%	29.84%	-19.44%	-23.34%	21.65%	10.88%	3.54%	18.73%
Phoenix-Van Kampen Equity 500 Index Series	29.34%	16.71%	-13.05%	-13.49%	-25.06%	23.96%	7.86%	1.83%	12.16%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

14

Investment Option	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Rydex Variable Trust Inverse Government Long Bond Strategy Fund							-12.27%	-6.94%	6.17%
Rydex Variable Trust Nova Fund	27.75%	21.07%	-21.72%	-24.95%	-36.87%	36.70%	12.56%	2.10%	17.14%
Rydex Variable Trust Sector Rotation Fund						27.57%	8.72%	11.67%	9.39%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund	-22.46%	50.58%	-33.26%	-9.74%	-1.93%	50.26%	22.48%	25.16%	25.80%
Templeton Foreign Securities Fund	7.10%	21.05%	-4.11%	-17.51%	-20.03%	29.84%	16.40%	8.19%	19.27%
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund	6.77%	18.68%	-0.33%	-3.08%	-19.96%	29.76%	13.94%	6.91%	19.63%
Van Kampen UIF Equity and Income Portfolio							9.53%	5.47%	10.56%
Wanger International Select			-3.33%	-27.94%	-16.82%	38.70%	22.10%	14.34%	33.56%
Wanger International Small Cap	14.26%	122.49%	-29.14%	-22.69%	-15.38%	46.19%	27.93%	19.35%	34.70%
Wanger Select			7.51%	7.13%	-9.28%	28.38%	17.16%	8.51%	17.56%
Wanger U.S. Smaller Companies	6.75%	22.85%	-9.80%	9.38%	-18.31%	40.65%	16.20%	9.26%	5.94%

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

15

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 3*

Investment Option	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
AIM V.I. Capital Appreciation Fund		17.00%	41.82%	-12.63%	-24.78%	-25.83%	27.00%	4.55%	6.72%	4.23%
AIM V.I. Core Equity Fund		25.22%	31.66%	-16.20%	-24.33%	-17.22%	22.02%	6.86%	3.29%	14.44%
AIM V.I. Mid Cap Core Equity Fund						-12.82%	24.86%	11.61%	5.53%	9.08%
Alger American Leveraged AllCap Portfolio		54.79%	74.63%	-26.29%	-17.57%	-35.20%	32.10%	6.08%	12.22%	16.95%
DWS Equity 500 Index VIP		26.23%	18.06%	-10.98%	-13.91%	-23.83%	25.66%	8.44%	2.64%	13.28%
Federated Fund For U.S. Government Securities II		5.58%	-2.51%	8.85%	4.95%	6.92%	0.37%	1.59%	0.05%	2.12%
Federated High Income Bond Fund II - Primary Shares		0.72%	0.34%	-10.78%	-0.60%	-0.59%	19.84%	8.31%	0.66%	8.65%
Fidelity VIP Contrafund® Portfolio		27.43%	21.75%	-8.51%	-14.07%	-11.19%	25.85%	13.09%	14.58%	9.42%
Fidelity VIP Growth Opportunities Portfolio		22.10%	2.17%	-18.78%	-16.11%	-23.44%	27.14%	4.97%	6.75%	3.26%
Fidelity VIP Growth Portfolio		36.69%	34.64%	-12.78%	-19.33%	-31.56%	30.20%	1.25%	3.62%	4.66%
Fidelity VIP Investment Grade Bond Portfolio					6.20%	8.07%	3.03%	2.30%	0.11%	2.29%
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund				17.13%	-1.20%	-2.53%	29.18%	11.65%	-0.35%	15.95%
Lazard Retirement Small-Cap Portfolio		-5.09%	3.10%	18.72%	16.33%	-19.27%	34.57%	12.67%	1.98%	13.81%
Lord Abbett Bond-Debenture Portfolio						5.84%	15.73%	5.80%	-0.65%	7.20%
Lord Abbett Growth and Income Portfolio		10.71%	14.48%	13.55%	-8.53%	-19.62%	28.49%	10.47%	1.25%	15.00%
Lord Abbett Mid-Cap Value Portfolio				49.51%	5.95%	-11.53%	22.35%	21.64%	6.12%	10.05%
Mutual Shares Securities Fund		-2.12%	11.39%	11.07%	4.96%	-13.53%	22.71%	10.44%	8.41%	16.08%
Neuberger Berman AMT Fasciano Portfolio							22.65%	9.71%	0.92%	3.21%
Neuberger Berman AMT Guardian Portfolio							28.86%	13.31%	6.07%	10.83%
Oppenheimer Capital Appreciation Fund/VA						-28.50%	28.17%	4.55%	2.84%	5.60%
Oppenheimer Global Securities Fund/VA					-13.88%	-23.87%	40.10%	16.58%	11.86%	15.09%
Oppenheimer Main Street Small Cap Fund/VA						-17.55%	41.46%	16.87%	7.60%	12.44%
Phoenix Capital Growth Series		27.51%	27.18%	-19.37%	-35.86%	-26.28%	24.02%	2.92%	1.70%	1.21%
Phoenix Growth and Income Series			14.76%	-8.41%	-9.96%	-24.03%	24.98%	8.32%	2.77%	14.91%
Phoenix Mid-Cap Growth Series			42.84%	11.56%	-26.59%	-33.82%	26.32%	4.64%	2.15%	2.11%
Phoenix Money Market Series		3.07%	2.80%	4.00%	1.80%	-0.56%	-1.28%	-1.17%	0.59%	2.39%
Phoenix Multi-Sector Fixed Income Series		-6.00%	3.42%	4.43%	4.02%	7.86%	12.34%	4.75%	-0.19%	4.77%
Phoenix Multi-Sector Short Term Bond Series								3.28%	-0.61%	3.66%
Phoenix Strategic Allocation Series		18.47%	9.12%	-1.35%	-0.11%	-13.30%	17.54%	5.36%	-0.19%	10.50%
Phoenix-Aberdeen International Series		25.47%	27.02%	-17.44%	-25.53%	-16.47%	29.30%	18.43%	16.27%	24.90%
Phoenix-Alger Small-Cap Growth Series							50.40%	0.13%	13.40%	17.13%
Phoenix-Duff & Phelps Real Estate Securities Series		-22.73%	2.76%	28.28%	4.55%	9.90%	35.58%	32.07%	12.86%	34.41%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
Phoenix-S&P Dynamic Asset Allocation Series: Growth
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
Phoenix-Sanford Bernstein Mid-Cap Value Series			-12.02%	14.66%	20.60%	-10.33%	38.23%	18.06%	5.64%	12.68%
Phoenix-Sanford Bernstein Small-Cap Value Series					13.51%	-10.32%	41.06%	20.28%	5.37%	14.48%
Phoenix-Van Kampen Comstock Series			21.94%	29.65%	-19.56%	-23.46%	21.46%	10.71%	3.38%	18.55%
Phoenix-Van Kampen Equity 500 Index Series		29.14%	16.54%	-13.18%	-13.62%	-25.17%	23.77%	7.70%	1.68%	11.99%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Rydex Variable Trust Inverse Government Long Bond Strategy Fund								-12.41%	-7.08%	6.01%
Rydex Variable Trust Nova Fund		27.56%	20.88%	-21.84%	-25.07%	-36.97%	36.49%	12.39%	1.95%	16.96%
Rydex Variable Trust Sector Rotation Fund							27.38%	8.56%	11.50%	9.22%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund		-22.57%	50.35%	-33.36%	-9.87%	-2.08%	50.04%	22.30%	24.98%	25.61%
Templeton Foreign Securities Fund		6.94%	20.87%	-4.25%	-17.64%	-20.15%	29.64%	16.22%	8.03%	19.09%
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund		6.60%	18.50%	-0.48%	-3.22%	-20.08%	29.56%	13.76%	6.75%	19.44%

16

Investment Option	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Van Kampen UIF Equity and Income Portfolio								9.36%	5.31%	10.40%
Wanger International Select				-3.47%	-28.05%	-16.95%	38.48%	21.91%	14.17%	33.36%
Wanger International Small Cap		14.09%	122.16%	-29.25%	-22.81%	-15.51%	45.97%	27.73%	19.17%	34.50%
Wanger Select				7.35%	6.97%	-9.42%	28.18%	16.98%	8.34%	17.38%
Wanger U.S. Smaller Companies		6.59%	22.67%	-9.94%	9.22%	-18.43%	40.43%	16.03%	9.09%	5.78%
*	This death benefit option was not available after May 1, 2007.

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

17

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 3 with Accumulation Enhancement*

Investment Option	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
AIM V.I. Capital Appreciation Fund	17.12%	41.97%	-12.54%	-24.70%	-25.76%	27.13%	4.65%	6.83%	4.34%
AIM V.I. Core Equity Fund	25.35%	31.79%	-16.12%	-24.26%	-17.13%	22.14%	6.97%	3.39%	14.56%
AIM V.I. Mid Cap Core Equity Fund					-12.73%	24.98%	11.73%	5.63%	9.19%
Alger American Leveraged AllCap Portfolio	54.94%	74.80%	-26.22%	-17.49%	-35.14%	32.24%	6.19%	12.34%	17.07%
DWS Equity 500 Index VIP	26.35%	18.18%	-10.89%	-13.82%	-23.75%	25.79%	8.55%	2.75%	13.39%
Federated Fund For U.S. Government Securities II	5.69%	-2.42%	8.96%	5.06%	7.03%	0.47%	1.69%	0.15%	2.22%
Federated High Income Bond Fund II - Primary Shares	0.82%	0.44%	-10.69%	-0.50%	-0.49%	19.96%	8.42%	0.76%	8.76%
Fidelity VIP Contrafund® Portfolio	27.56%	21.87%	-8.42%	-13.99%	-11.10%	25.98%	13.21%	14.70%	9.53%
Fidelity VIP Growth Opportunities Portfolio	22.22%	2.27%	-18.70%	-16.03%	-23.36%	27.27%	5.08%	6.86%	3.36%
Fidelity VIP Growth Portfolio	36.83%	34.77%	-12.69%	-19.25%	-31.49%	30.33%	1.35%	3.73%	4.76%
Fidelity VIP Investment Grade Bond Portfolio				6.31%	8.18%	3.14%	2.40%	0.21%	2.39%
Franklin Flex Cap Growth Securities Fund
Franklin Income Securities Fund			17.25%	-1.10%	-2.43%	29.31%	11.76%	-0.25%	16.07%
Lazard Retirement Small-Cap Portfolio	-4.99%	3.20%	18.84%	16.44%	-19.19%	34.71%	12.78%	2.08%	13.93%
Lord Abbett Bond-Debenture Portfolio					5.95%	15.84%	5.90%	-0.55%	7.31%
Lord Abbett Growth and Income Portfolio	10.82%	14.60%	13.66%	-8.44%	-19.54%	28.61%	10.58%	1.35%	15.11%
Lord Abbett Mid-Cap Value Portfolio			49.66%	6.06%	-11.44%	22.47%	21.76%	6.23%	10.16%
Mutual Shares Securities Fund	-2.02%	11.50%	11.18%	5.07%	-13.44%	22.83%	10.55%	8.52%	16.20%
Neuberger Berman AMT Fasciano Portfolio						22.77%	9.82%	1.02%	3.32%
Neuberger Berman AMT Guardian Portfolio						28.98%	13.43%	6.17%	10.94%
Oppenheimer Capital Appreciation Fund/VA					-28.43%	28.30%	4.66%	2.95%	5.70%
Oppenheimer Global Securities Fund/VA				-13.80%	-23.79%	40.24%	16.69%	11.98%	15.21%
Oppenheimer Main Street Small Cap Fund/VA					-17.47%	41.60%	16.99%	7.71%	12.55%
Phoenix Capital Growth Series	27.64%	27.31%	-19.29%	-35.80%	-26.20%	24.15%	3.03%	1.80%	1.32%
Phoenix Growth and Income Series		14.87%	-8.32%	-9.87%	-23.95%	25.11%	8.43%	2.87%	15.02%
Phoenix Mid-Cap Growth Series		42.98%	11.67%	-26.51%	-33.75%	26.45%	4.75%	2.26%	2.21%
Phoenix Money Market Series	3.17%	2.90%	4.10%	1.90%	-0.46%	-1.18%	-1.07%	0.69%	2.49%
Phoenix Multi-Sector Fixed Income Series	-5.91%	3.53%	4.53%	4.13%	7.97%	12.46%	4.86%	-0.09%	4.87%
Phoenix Multi-Sector Short Term Bond Series							3.39%	-0.51%	3.77%
Phoenix Strategic Allocation Series	18.59%	9.23%	-1.25%	-0.01%	-13.21%	17.66%	5.47%	-0.09%	10.61%
Phoenix-Aberdeen International Series	25.60%	27.14%	-17.36%	-25.45%	-16.38%	29.43%	18.55%	16.39%	25.03%
Phoenix-Alger Small-Cap Growth Series						50.55%	0.23%	13.51%	17.25%
Phoenix-Duff & Phelps Real Estate Securities Series	-22.65%	2.86%	28.41%	4.65%	10.01%	35.71%	32.20%	12.98%	34.54%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
Phoenix-S&P Dynamic Asset Allocation Series: Growth
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
Phoenix-Sanford Bernstein Mid-Cap Value Series		-11.93%	14.77%	20.72%	-10.24%	38.37%	18.18%	5.75%	12.79%
Phoenix-Sanford Bernstein Small-Cap Value Series				13.62%	-10.23%	41.20%	20.41%	5.48%	14.60%
Phoenix-Van Kampen Comstock Series		22.06%	29.78%	-19.48%	-23.38%	21.58%	10.83%	3.49%	18.67%
Phoenix-Van Kampen Equity 500 Index Series	29.27%	16.66%	-13.09%	-13.53%	-25.10%	23.90%	7.80%	1.78%	12.11%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Rydex Variable Trust Inverse Government Long Bond Strategy Fund							-12.32%	-6.99%	6.11%
Rydex Variable Trust Nova Fund	27.68%	21.01%	-21.76%	-24.99%	-36.91%	36.63%	12.50%	2.05%	17.08%
Rydex Variable Trust Sector Rotation Fund						27.51%	8.67%	11.62%	9.33%
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund	-22.50%	50.50%	-33.29%	-9.78%	-1.98%	50.19%	22.42%	25.10%	25.74%
Templeton Foreign Securities Fund	7.05%	20.99%	-4.15%	-17.55%	-20.07%	29.77%	16.34%	8.14%	19.21%

18

Investment Option	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund		6.71%	18.62%	-0.38%	-3.13%	-20.00%	29.69%	13.88%	6.86%	19.56%
Van Kampen UIF Equity and Income Portfolio								9.47%	5.42%	10.51%
Wanger International Select				-3.38%	-27.98%	-16.86%	38.63%	22.04%	14.28%	33.50%
Wanger International Small Cap		14.21%	122.38%	-29.18%	-22.73%	-15.43%	46.11%	27.86%	19.29%	34.63%
Wanger Select				7.46%	7.07%	-9.33%	28.31%	17.10%	8.45%	17.50%
Wanger U.S. Smaller Companies		6.70%	22.79%	-9.85%	9.33%	-18.35%	40.58%	16.14%	9.20%	5.89%

*	This death benefit option was not available after May 1, 2007.

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

19

Calculation of Yield and Return

Yield of the Phoenix Money Market investment option. We calculate the yield of the Phoenix Money Market investment option for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The yield/return calculations include a mortality and expense risk charge equal to either 0.775% (Death Benefit Option 1), 1.125% (Death Benefit Option 2) or 1.225% (Death Benefit Option 3) on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

The Phoenix Money Market investment option return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the investment option.

We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculations:

The following examples of a return/yield calculations for the Phoenix Money Market investment option were based on the 7-day period ending December 31, 2007:

Contracts with Death Benefit Option 1:

Value of hypothetical pre-existing account with exactly one Unit at the beginning of the period:	1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000557
Calculation:
Ending account value	1.000557
Less beginning account value	1.000000
Net change in account value	0.000557
Base period return:
(net change/beginning account value)	0.000557
Current yield = return x (365/7) =	2.90%
Effective yield = [(1 + return)365/7] -1 =	2.95%

Contracts with Death Benefit Option 2:

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000528
Calculation:
Ending account value	1.000528
Less beginning account value	1.000000
Net change in account value	0.000528
Base period return:
(net change/beginning account value)	0.000528
Current yield = return x (365/7) =	2.75%
Effective yield = [(1 + return)365/7] -1 =	2.79%

Contracts with Death Benefit Option 31:

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000497
Calculation:
Ending account value	1.000497
Less beginning account value	1.000000
Net change in account value	0.000497
Base period return:
(net change/beginning account value)	0.000497
Current yield = return x (365/7) =	2.59%
Effective yield = [(1 + return)365/7] -1 =	2.62%

Contracts with Death Benefit Option 3 with Accumulation Enhancement1:

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000518
Calculation:
Ending account value	1.000518
Less beginning account value	1.000000
Net change in account value	0.000518
Base period return:
(net change/beginning account value)	0.000518
Current yield = return x (365/7) =	2.70%
Effective yield = [(1 + return)365/7] -1 =	2.74%

[1]	This death benefit option was not available after May 1, 2007.

Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

Calculation of Total Return. Total return measures the change in value of an investment option investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the one, five and ten year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1)	we assume a hypothetical $1,000 initial investment in the investment option;

(2)	we determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3)	we divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

20

(4)	to get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

The formula in mathematical terms is:

R = ((ERV / II)(1/n)) – 1

Where:

II	=	a hypothetical initial payment of $1,000
R	=	average annual total return for the period
n	=	number of years in the period
ERV	=	ending redeemable value of the hypothetical $1,000 for the period [see (2) and (3) above]

We normally calculate total return for 1-year, 5-year and 10-year periods for each investment option. If an investment option has not been available for at least ten years, we will provide total returns for other relevant periods.

Performance Information

Advertisements, sales literature and other communications may contain information about a series’ or advisor’s current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series’ specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series’ total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

The Dow Jones Industrial AverageSM (“DJIA”)

First Boston High Yield Index

Salomon Brothers Corporate Index

Salomon Brothers Government Bond Index

Standard & Poor’s 500 Index® (“S&P 500”)

Each investment option may include its yield and total return in advertisements or communications with current or prospective contract owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by organizations such as:

Lipper Analytical Services

Morningstar, Inc.

Thomson Financial

A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results posted in publications such as:

Barron’s

Business Week

Changing Times

Consumer Reports

Financial Planning

Financial Services Weekly

Forbes

Fortune

Investor’s Business Daily

Money

The New York Times

Personal Investor

Registered Representative

U.S. News and World Report

The Wall Street Journal

A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

The total return and yield may be used to compare the performance of the investment options with certain commonly used standards for stock and bond market performance. Such indices include, but are not limited to:

The Dow Jones Industrial AverageSM

First Boston High Yield Index

Salomon Brothers Corporate Index

Salomon Brothers Government Bond Index

S&P 500

The DJIA is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indices: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.

Calculation of Annuity Payments

See your prospectus in the section titled “The Annuity Period” for a description of the annuity payment options.

You may elect an annuity payment option by written request as described in your prospectus. If you do not elect an option, amounts held under the contract will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) on the maturity date. You may not change your election after the first annuity payment.

21

Fixed Annuity Payments

Fixed annuity payments are determined by the total dollar value for all investment options accumulation units, all amounts held in the GIA. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected.

The guaranteed annuity payment rates will be no less favorable than the following: under Annuity Payment Options A, B, D, E and F, rates are based on the 1983a Individual Annuity Mortality Table (1983 IAM — The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities), projected with projection scale G to the year 2040 and an interest rate of 3%. The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities. Under Annuity Payment Options G and H the guaranteed interest rate is 3%.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

Variable Annuity Payments

Under Annuity Payment Options I, J, K, M and N, the amount of the first payment is equal to the amount held under the selected option in each investment option, divided by $1,000 and then multiplied by the applicable payment option rate. The first payment equals the sum of the amounts provided by each investment option.

In each investment option, the number of fixed annuity units is determined by dividing the amount of the initial payment provided by that investment option by the annuity unit value for that investment option on the first payment calculation date. Thereafter, the number of fixed annuity units in each investment option remains unchanged unless you transfer funds to or from the investment option. If you transfer funds to or from a investment option, the number of fixed annuity units will change in proportion to the change in value of the investment option as a result of the transfer. The number of fixed annuity units will change effective with the transfer, but will remain fixed in number following the transfer.

Second and subsequent payments are determined by multiplying the number of fixed annuity units for each investment option by the annuity unit value for that investment option on the payment calculation date. The total payment will equal the sum of the amounts provided by each investment option.

The amount of second and subsequent payments will vary with the investment experience of the investment options and may be either higher or lower than the first payment.

Under Annuity Payment Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

Under Annuity Payment Options I, J, M and N, the applicable payment option rate used to determine the first payment amount will not be less than the rate based on the 1983a Individual Annuity Mortality Table projected with projection scale G to the year 2040, with continued projection thereafter and the assumed investment rate. Under Annuity Payment Option K, the payment option rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

We guarantee that neither expenses actually incurred, other than taxes on investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. See your prospectus in the section titled “Deductions and Charges.” Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

Experts

The financial statements of Phoenix Life Variable Accumulation Account as of December 31, 2007 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Prospectus have been so included in reliance on the reports                                      LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Michele Drummey, Counsel, Phoenix Life Insurance Company, has provided advice on certain matters relating to the federal securities and state regulations laws in connection with the contracts described in this prospectus.

22

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits.

(a)	Financial Statements

	(1)		The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto to be filed by amendment.

	(2)		The consolidated financial statements of Phoenix Life Insurance Company and the report of Independent Registered Public Accounting Firm thereto to be filed by amendment.

(b)	Exhibits

	(1)		Resolution of Board of Directors of Phoenix Life Insurance Company establishing the Phoenix Life Variable Accumulation Account is incorporated by reference to Registrant’s Form N-4 (File No. 002-78020) Post-Effective Amendment No. 30, filed via EDGAR on November 29, 1999.

	(2)		Not Applicable.

	(3)		Distribution of Contracts

		(a)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000 is incorporated by reference to Registrant’s Form N-4 (File No. 333- 68872), Pre-Effective Amendment No. 1, filed via EDGAR on November 15, 2001.

		(b)	Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sales of Contracts is incorporated by reference to Initial Form N-4 (File No. 333-123035 found under 811-03488), filed via EDGAR on February 28, 2005.

	(4)	(a)	Form of Variable Annuity Contract (Phoenix Investor’s Edge—Form No. D610, as amended by DR52) is incorporated by reference to Registrant’s Initial Registration Statement (File No. 333-68872), filed via EDGAR on August 31, 2001.

(b) Guaranteed Minimum Income Benefit Rider, Form Number DR88 is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 8, filed via EDGAR on July 7, 2005.

		(c)	Guaranteed Minimum Accumulation Benefit Rider, Form DR84 is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 7, filed via EDGAR on April 25, 2005.

		(d)	Guaranteed Minimum Withdrawal Benefit Rider, Form No. DR94.1is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 9, filed via EDGAR on November 16, 2005.

		(e)	Guaranteed Minimum Withdrawal Benefit Rider, Form No. 06GMWB is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 11, filed via EDGAR on December 19, 2006.

		(g)	Guaranteed Minimum Withdrawal Benefit Rider, Form No. DR94.1NY, is filed herewith.

	(5)	(a)	Form of Application (Phoenix Investor’s Edge—Form No. OL4158.1) is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 9, file via EDGAR on November 16, 2005.

	(6)	(a)	Amended and Restated Charter of Phoenix Life Insurance Company dated December 20, 2004 is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 7, filed via EDGAR on April 25, 2005.

		(b)	Amended and Restated Bylaws of Phoenix Life Insurance Company dated December 1, 2004 is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 7, filed via EDGAR on April 25, 2005.

	(7)		Not Applicable.

(8)	Participation Agreements.

(1)

(a)    Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S- 6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)    Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)    Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-123040), filed via EDGAR on April 27, 2006.

(d)    Amendment No. 3 to Participation Agreement as of May 1, 2006 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Registrant’s Form N-4 (File No. 333- 68872), Post-Effective Amendment No. 11, filed via EDGAR on December 19, 2006.

(e)    Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(2)

(a)    Participation Agreement dated April 18, 1995 between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)    Amendment No. 1 dated December 16, 1996 to Participation Agreement between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)    Amendment No. 2 to the Participation Agreement dated December 16, 1996 between PHL Variable Insurance Company and Wanger is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(3)

Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(4)

(a)    Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company, is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)    Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company, is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)    Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(5)	Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Registrant’s Post- Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(6)

(a)    Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated by reference to Post- Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)    Amendment and Assignment dated as of June 6, 2007 between Variable Insurance Products Fund II (“Current Fund”), Fidelity Distributors Corporation (the “Underwriter”) and Phoenix Life Insurance Company (the “Company”) to the Participation Agreement dated June 1, 2000, as amended, is incorporated by reference to Pre-effective Amendment No. 1 to Initial Registration Statement filed on Form N-6 (File No. 333-143656) filed via EDGAR on November 7, 2007. (Note: Fidelity reorganized the following portfolios: Asset Manager Portfolio, Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio into a new

Variable Insurance Products Fund V. This Amendment (1) amends the Participation Agreement to delete the affected portfolios; and (2) creates a new participation agreement for Fund V by adopting the terms of the Participation Agreement and assigning each fund’s rights, benefits and obligations under the Participation Agreement with respect to the corresponding portfolios of Fund V.)

(7)	Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(8)	Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(9)	Participation Agreement dated April 25, 2005 among Phoenix Life Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc., is incorporated by reference to Post-Effective Amendment No.2 on Form N-4 (File No. 333-123035), filed via EDGAR on April 27, 2006.

(10)	Participation Agreement dated April 14, 2005 among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC, is incorporated by reference to the Post-Effective Amendment No. 2 on Form N-4 (File No. 333-123035), filed via EDGAR on April 27, 2006.

(11)	Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc., is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 11, filed via EDGAR on December 19, 2006.

(12)	Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 11, filed via EDGAR on December 19, 2006.

(13)	Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc., is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 11, filed via EDGAR on December 19, 2006.

(14)	Participation Agreement dated May 1, 2006 among The Universal Institutional Funds Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc., and Phoenix Life Insurance Company, is incorporated by reference to Registrant’s Form N-4 (File No. 333-68872), Post-Effective Amendment No. 11, filed via EDGAR on December 19, 2006.

(15)	Amended and Restated Participation Agreement dated January 1, 2007, among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance company, and Phoenix Life and Annuity Company, is incorporated by reference to Form N-4 (File No. 033-87376), Post-Effective Amendment No. 27, filed via EDGAR on February 20, 2007.

(16)	Fund Participation Agreement dated September 7, 2007, among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123040), filed via EDGAR on or about September 6, 2007.

(b)	Other Material Contracts:

(1)	Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on or about September 6, 2007.

(2)	Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post- Effective Amendment No.5 on Form N-4 (File No. 333-123035), filed via EDGAR on or about September 6, 2007.

(3)	Information Sharing Agreements pursuant to Rule 22c-2 are incorporated by reference to Form N-4 (File No. 033-87376), Post-Effective Amendment No.29, filed via EDGAR on May 1, 2007.

(4)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2 between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

(9)	Written Opinion and Consent of Michele Drummey, Esq., to be filed by amendment.

(10)   (a) Consent of PricewaterhouseCoopers LLP, to be filed by amendment.

(b)	Powers of Attorney are incorporated by reference to Form N-6 (File No. 033-23251), Post-Effective Amendment No. 31, filed via EDGAR on April 25, 2007.

(c)	Power of Attorney for Dona D. Young is incorporated by reference to Form N-4 (File No. 333-123035, Post-Effective Amendment No 6, filed via EDGAR on September 28, 2007.

(d)	Power of Attorney for David R. Pellerin, Chief Accounting Officer, is filed herewith.

(e)	Power of Attorney for Peter A. Hofmann, Chief Financial Officer, is filed herewith.

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Not Applicable

Item 25.	Directors and Executive Officers of the Depositor.

Name and Principal Business Address	Positions and Offices with Depositor
Sal H. Alfiero Protective Industries, LLC Buffalo, NY	Director
Martin N. Baily Peterson Institute of International Economics Washington, D.C.	Director
Jean S. Blackwell Cummins Inc. Columbus, IN 47202-3005	Director
Peter C. Browning*	Director
Arthur P. Byrne J.W. Childs Associates Boston, MA	Director
Sanford Cloud, Jr.*	Director
Gordon J. Davis, Esq. LeBoeuf, Lamb, Greene & MacRae, LLP New York, NY	Director
John H. Forsgren*	Director
Ann Maynard Gray*	Director
John E. Haire*	Director
Jerry J. Jasinowski Manufacturing Institute Washington, D.C.	Director
Thomas S. Johnson* New York, NY	Director
Dona D. Young*	Director, Chairperson of the Board, President and Chief Executive Officer
David R. Pellerin**	Senior Vice President and Chief Accounting Officer
Philip K. Polkinghorn*	Executive Vice President, Life and Annuity
Peter A. Hofmann*	Senior Executive Vice President and Chief Financial Officer
Tracy L. Rich*	Executive Vice President, General Counsel and Secretary
Daniel J. Moskey*	Vice President and Treasurer

James D. Wehr**	Executive Vice President and Chief Investment Officer
*	The principal business address of this individual is One American Row, Hartford, CT 06103-2899.
**	The principal business address of this individual is 56 Prospect Street, Hartford, CT 06103-2836.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Phoenix Companies, Inc. (100%) Delaware

Phoenix Distribution Holding Company (100%) Connecticut

WS Griffith Securities, Inc. (100%) New York

Phoenix Investment Management Company (100%) Connecticut

Phoenix Investment Partners, Ltd. (100%) Delaware

DP Holdings, Ltd. (100%) New Brunswick, Canada

DPCM Holdings, Inc. (100%) Illinois

Duff & Phelps Investment Management Company (100%) Illinois

Goodwin Capital Advisers, Inc. (100%) New York

Kayne Anderson Rudnick Investment Management, LLC (100%) California

Pasadena Capital Corporation (100%) California

Engemann Asset Management (100%) California

Phoenix Alternative Investment Advisers, Inc. (100%) Connecticut

Phoenix Equity Planning Corporation (100%) Connecticut

Phoenix Investment Counsel, Inc. (100%) Massachusetts

Phoenix/Zweig Advisers, LLC (100%) Delaware

Euclid Advisors, LLC (100%) New York

PXP Securities Corp. (100%) New York

Rutherford Financial Corporation (100%) Delaware

Rutherford, Brown & Catherwood, LLC (73.2%) Delaware

SCM Advisors, LLC (100%) California

Walnut Asset Management, LLC (70.6%) Delaware

Phoenix Life Insurance Company (100%) New York

Phoenix Foundations (0%) Connecticut

Next Generation Ventures LLC (50%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

American Phoenix Life and Reassurance Company (100%) Connecticut

Phoenix Life and Reassurance Company of New York (100%) New York

PFG Holdings, Inc. (100%) Pennsylvania

AGL Life Assurance Company (100%) Pennsylvania

PFG Distribution Company (100%) Delaware

Philadelphia Financial Group, Inc. (100%) Delaware

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHLVIC Variable Universal Life Account (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix International Capital Corporation (100%) Connecticut

Practicare, Inc. (100%) Delaware

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

PML International Insurance Limited (100%) Bermuda

The Phoenix Edge Series Fund (0%) Massachusetts business trust

Phoenix National Trust Holding Company (100%) Connecticut

Phoenix Life Solutions, Inc. (100%) Delaware

Only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement, for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 27.	Number of Contract Owners.

On             , 2008, there were          qualified and          nonqualified contracts.

Item 28.	Indemnification.

Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

Article VI, Section 6.1 of the ByLaws of the Depositor (as amended and restated effective February 2, 2006) provides that:

“To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a Director, officer or employees of the Company; or

(2)	serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

1.	Phoenix Equity Planning Corporation (“PEPCO”) Principal Underwriter as to Contracts described in Prospectus.

(a)	PEPCO serves as the principal underwriter for the following entities:

Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Opportunities Trust, Phoenix PHOLIOsSM, Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, The Phoenix Edge Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

(b)	Directors and Officers of PEPCO.

Name	Position
George R. Aylward, Jr.**	Director, Executive Vice President
John H. Beers*	Vice President and Secretary
John R. Flores*	Vice President and Anti-Money Laundering Officer
David Hanley**	Vice President and Treasurer
Stephen D. Gresham**	Director, Senior Vice President
David C. Martin*	Vice President and Chief Compliance Officer
Phillip R. Polkinghorn*	Director, Executive Vice President

*	The business address of this individual is One American Row, Hartford, CT 06103-2899.
**	The business address of this individual is 56 Prospect Street, Hartford, CT 06103-2836.

(c)	PEPCO received no compensation from the Registrant during the last fiscal year for sales of the contract:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
PEPCO	$0	$0	$0	$0

Item 30.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules under it are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row Hartford, Connecticut 06103-2899.

Item 31.	Management Services.

Under a contract with Phoenix Life Insurance Company (“PLIC”), Ibbotson Associates, Inc. provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year Ended December 31,	Fee paid
2005	$86,000
2006	$101,000
2007	$

Item 32.	Undertakings.

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained therein are never more than 16 months old for so long as payments under the Contracts may be accepted;

(b)	Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request;

(d)	Phoenix Life Insurance Company represents that the fees and charges deducted under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Phoenix Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Phoenix Life Variable Accumulation Account, causes this Post-Effective Amendment No. 15 to Registration Statement No. 333-68872 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Hartford and the State of Connecticut, on this 22nd day of February, 2008.

Phoenix Life Variable Accumulation Account

By:
*Dona D. Young, Chairperson of the Board, President and Chief Executive Officer of Phoenix Life Insurance Company

By:	/s/ Kathleen A. McGah
*Kathleen A. McGah

*As Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No. 15 to Registration Statement No. 333-68872 on February 22, 2008.

Signature	Title

Peter A. Hofmann*	Chief Financial Officer

David R. Pellerin*	Chief Accounting Officer

Sal H. Alfiero*	Director

Martin N. Bailey*	Director

Jean S. Blackwell*	Director

Peter C. Browning*	Director

Arthur P. Byrne*	Director

Signature	Title

Sanford Cloud, Jr.*	Director

Gordon J. Davis*	Director

John H. Forsgren*	Director

Ann Maynard Gray*	Director

John E. Haire*	Director

Jerry J. Jasinowski*	Director

Thomas S. Johnson*	Director

Dona D. Young*	Director, Chairperson of the Board, President and Chief Executive Officer

By: /s/ Kathleen A. McGah

* Kathleen A. McGah, as Attorney-in-Fact pursuant to Powers of Attorney

Exhibit Index

Exhibit 24(a)(1) Financial statements of Phoenix Life Variable Accumulation Account and the Report of Independent Registered Public Accounting Firm thereto *

Exhibit 24(a)(2) Financial statements of Phoenix Life Insurance Company*

Exhibit 24(b)(4)(g) Guaranteed Minimum Withdrawal Benefit Rider, Form No. DR94.1NY

Exhibit 24(b)9 Opinion and Consent of Counsel, Michele Drummey, Esq.*

Exhibit 24(b)10(a) Consent of Independent Registered Public Accounting Firm*

Exhibit 24(b)(10)(d) Power of Attorney for David R. Pellerin, Chief Accounting Officer

Exhibit 24(b)(10)(e) Power of Attorney for Peter A.Hofmann, Chief Financial Officer

*	To be filed by amendment